UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-01766
Name of Registrant:	Vanguard Wellesley Income Fund
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: September 30
Date of reporting period: October 1, 2012 – September 30, 2013
Item 1: Reports to Shareholders

Annual Report | September 30, 2013

Vanguard Wellesley® Income Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Fund Profile.	12
Performance Summary.	14
Financial Statements.	16
Your Fund’s After-Tax Returns.	35
About Your Fund’s Expenses.	36
Trustees Approve Advisory Agreement.	38
Glossary.	39

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.

About the cover: The ship's wheel represents leadership and guidance, essential qualities in navigating difficult seas.
This one is a replica based on an 18th-century British vessel. The HMS Vanguard, another ship of that era, served as the flagship for Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2013

Total
Returns
Vanguard Wellesley Income Fund
Investor Shares	6.02%
Admiral™ Shares	6.06
Wellesley Income Composite Index	4.64
Mixed-Asset Target Allocation Conservative Funds Average	4.94

For a benchmark description, see the Glossary.
Mixed-Asset Target Allocation Conservative Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
September 30, 2012, Through September 30, 2013

			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Wellesley Income Fund
Investor Shares	$24.47	$24.82	$0.755	$0.335
Admiral Shares	59.29	60.12	1.871	0.812

Chairman’s Letter

Dear Shareholder,

The 12 months ended September 30, 2013, marked the second consecutive fiscal year of exceptionally strong gains for stocks. Bonds fared less well, slipping into negative territory. Against this backdrop, Vanguard Wellesley Income Fund returned about 6%, outperforming its comparative standards.

Wellesley is one of the few balanced funds to invest more assets in bonds (60% to 65%) than in stocks (35% to 40%). This asset allocation was designed to meet the fund’s triple objectives of providing long-term growth of income, a high and sustainable level of current income, and moderate long-term capital appreciation.

To meet your fund’s income objective, Wellington Management Company, llp, the fund’s advisor, focuses its stock holdings on companies that have historically paid above-average dividends or that are expected to boost dividends over time. The advisor also selects investment-grade bonds, mostly corporate, that it expects will generate a reasonable level of current income—a challenge in what has been a prolonged period of low interest rates.

The fund’s 30-day SEC yield edged up to 2.75% for Investor Shares at the end of September, from 2.44% a year earlier. The yield for Admiral Shares was 2.82%, up from 2.51%. Although rising stock prices pushed down dividend yields, bond yields rose amid concerns that the Federal Reserve would begin to taper its stimulative monthly bond-buying. For long-term investors, an increase in fund yields can be welcome news.

Stocks dodged obstacles to produce strong gains
Although their path wasn’t always smooth, U.S. stocks powered to a return of about 22% for the 12 months ended September 30. The U.S. economy delivered only modest growth over the fiscal year, but investors’ appetite for risk and quest for return drove some stock indexes to new highs.

In mid-September, U.S. stocks jumped when the Fed surprised investors by announcing that it had no immediate plans to begin unwinding its bond-buying program. But in September’s waning days, stocks slid ahead of the partial federal government shutdown that began October 1.

It’s natural for investors to be concerned by the situation in Washington. But as Sarah Hammer, a senior analyst in Vanguard Investment Strategy Group, noted in the midst of the temporary shutdown, they shouldn’t be unduly influenced by these events. “Investors are often best served by sticking to their long-term investment plans and avoiding short-term decisions based on the legislative outlook,” Ms. Hammer said. Our recurrent advice to stick to your plan may lack pizzazz, but it’s proven to be solid counsel over the decades.

Market Barometer

	Average Annual Total Returns
	Periods Ended September 30, 2013
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	20.91%	16.64%	10.53%
Russell 2000 Index (Small-caps)	30.06	18.29	11.15
Russell 3000 Index (Broad U.S. market)	21.60	16.76	10.58
MSCI All Country World Index ex USA (International)	16.48	5.95	6.26

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	-1.68%	2.86%	5.41%
Barclays Municipal Bond Index (Broad tax-exempt market)	-2.21	3.24	5.98
Citigroup Three-Month U.S. Treasury Bill Index	0.07	0.07	0.14

CPI
Consumer Price Index	1.18%	2.34%	1.37%

International stocks generally posted strong results. But emerging-market stocks lagged, in part because of concerns that rising U.S. interest rates would keep more dollars at home.

Bond returns were negative despite September’s bounce
Investor concern about the Fed’s potential tapering also affected the performance of bonds, which declined for the year. In September, however, bonds trimmed their losses after the Fed said it would maintain its level of bond purchases.

The broad U.S. taxable bond market returned –1.68% for the fiscal year, and the yield of the 10-year Treasury note closed at 2.63%, nearly a full percentage point higher than a year ago. (Bond yields and prices move in opposite directions.) Municipal bonds returned –2.21%.

Money markets and savings accounts barely budged as the Fed’s target for short-term interest rates remained at 0%–0.25%.

The fund’s stock holdings drove its performance
Wellesley’s portfolio of about five dozen stocks drove the fund’s fiscal-year results, with strong gains that more than offset declines among the bonds that constitute the bulk of your fund’s assets. The equity portion of the fund returned 19.57%, almost 2 percentage points more than its benchmark, the FTSE High Dividend Yield

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Wellesley Income Fund	0.25%	0.18%	0.92%

The fund expense ratios shown are from the prospectus dated January 25, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2013, the fund’s expense ratios were 0.25% for Investor Shares and 0.18% for Admiral Shares. The
peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end
2012.

Peer group: Mixed-Asset Target Allocation Conservative Funds.

Index. Nine of the ten industry sectors advanced, but the small telecommunication services group dipped into the red.

Three of the fund’s largest sectors—health care, financials, and industrials—notched some of its highest returns, ranging from almost 23% to more than 30%. Together, they were responsible for more than half of the equity portfolio’s return. Similar returns were posted by two smaller sectors, materials and consumer discretionary.

The advisor’s stock selections added value compared with the benchmark in most sectors. In energy, missed opportunities among some oil refiners and marketers held back results.

Although returns in the U.S. bond market were positive for the first half of the fiscal year, prices fell in the second half as interest rates rose amid concerns about the Fed’s plans to scale back its bond-buying program. For the year, Wellesley’s bond portfolio returned –1.91%, just ahead of its benchmark’s –1.97% result. Corporate bond selections, especially among industrials, were rewarding, but agency mortgage-backed securities disappointed.

Discipline and focus produced superior long-term results

Wellesley’s long-term performance continued to impress. For the ten years ended September 30, 2013, the average annual return of its Investor Shares was

Total Returns
Ten Years Ended September 30, 2013
Average
Annual Return
Wellesley Income Fund Investor Shares	7.23%
Wellesley Income Composite Index	6.58
Mixed-Asset Target Allocation Conservative Funds Average	4.49

For a benchmark description, see the Glossary.
Mixed-Asset Target Allocation Conservative Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

7.23%, ahead of the 6.58% return of its composite benchmark index and the 4.49% average return of its peer funds.

Both its equity and bond portfolios outperformed their benchmarks for the decade. The average annual return of the fund’s stocks was 10.47%, more than 1 percentage point above the spliced equity benchmark’s return and more than 2 percentage points above that of the broad U.S. stock market (as measured by the Russell 3000 Index). The bond portfolio had an average annual return of 5.02%, compared with 4.71% for its benchmark and 4.59% for the broad U.S. bond market (as measured by the Barclays U.S. Aggregate Bond Index).

For more than four decades, the fund has benefited from Wellington Management’s disciplined, research-focused approach, as well as low costs.

Staying out of the rough by staying the course

What a difference five years can make. In September 2008, global financial markets were stunned by the collapse of Lehman Brothers, which transformed the economic downturn already under way into the Great Recession. Fast-forward to 2013: The U.S. economy is growing, albeit slowly, and stock markets have set record highs.

When headlines are blaring and stock markets are sinking, it’s human nature to be tempted to head for the exits. But it’s important to stick with the principles of balance and diversification—and the portfolio asset allocation you established to meet your long-term goals. Bonds can provide ballast if stock prices keep falling, and, by remaining in the stock market, you will be able to participate when stocks begin to recover.

My letter to you a year ago also reflected on lessons learned from the financial crisis and the benefit of staying the course. Now we have confirming data from an analysis of the performance of more than 58,000 self-directed Vanguard IRA® investors over the five years ended December 31, 2012. Vanguard compared actual returns earned by each investor with the hypothetical results of personalized index benchmarks, taking into consideration investors’ beginning and ending balances and any intervening cash flow.

The key finding: Those who stayed with their investment plans earned five-year returns commensurate with the calculated benchmarks, generally outperforming those who changed course. Investors who reacted to market events were much more likely to miss out on potential returns. (You can read more in Most Vanguard IRA

Investors Shot Par by Staying the Course: 2008–2012, available at vanguard.com/ research.)

The results for the five years through 2012 are a good reminder that sticking with a simple, broad-based portfolio—even amid a financial tempest—can help minimize the chances of making a mistake that can reduce returns.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 14, 2013

Advisor’s Report

Investor Shares of Vanguard Wellesley Income Fund returned 6.02% for the 12 months ended September 30, 2013. The composite benchmark, which is weighted 65% Barclays U.S. Credit A or Better Bond Index and 35% FTSE High Dividend Yield Index, returned 4.64%. Wellesley’s fixed income and equity portfolios each outperformed their component of the composite index.

The investment environment

Stocks in the United States and other developed markets posted strong returns for investors for the 12 months ended September 30, 2013. The Standard & Poor’s 500 Index was up 19.34% and the MSCI EAFE Index returned 23.77%. Small-capitalization stocks led their larger-cap peers, and value-oriented equities finished slightly ahead of growth stocks.

The period was not as kind to bond investors. The Barclays U.S. Aggregate Bond Index returned –1.68%. The U.S. Treasury yield curve steepened as longer-term interest rates increased, while the Federal Reserve’s continuation of loose monetary policy kept rates at the short end of the curve anchored near zero. The yield on the 10-year Treasury note ended the period at 2.63%—60% higher than a year earlier.

The bond market’s volatility rose when the Fed’s talk of tapering its asset purchases amplified investors’ response to the flow of new economic information. The Fed’s comments led mortgage rates to increase, giving market participants pause as the strength of the housing recovery—one of the key bright spots in the U.S. economy—came into question.

As we’ve noted in prior letters, the outsized involvement of the Fed and other central banks and their monetary policy moves continues to affect valuations of absolute and relative market yields. Worries about a federal government shutdown—which did occur right after the fund’s fiscal year ended—and political infighting that accompanied the approaching debt ceiling added more uncertainty to capital markets as the period progressed.

Liquidity in the corporate bond sector, in which the fund invests the majority of its fixed income assets, is much worse than it was only a few years ago, and the prognosis remains poor. We expect pending regulations and increased bank capital requirements to further reduce market liquidity and, by extension, to increase corporate bond transaction costs over time.

The fund’s successes

The fixed income portion of the fund slightly outperformed its high-quality credit benchmark. Security selection in corporates, especially within industrials, drove the relative outperformance; our bond holdings issued by communications companies did particularly well relative to their benchmark counterparts. An underweight allocation to noncorporate credit—including supranational, local agency, and local authority issuers—also helped the fund. An out-of-benchmark allocation to asset-backed securities helped on the margin. Finally, our interest rate posture boosted relative returns at a time of increasing bond yields.

The equity portion of the fund outperformed the FTSE High Dividend Yield Index by nearly 2 percentage points. Our security selections in health care, information technology, and materials were some of the best contributors to relative returns. In health care, Roche and Johnson & Johnson outperformed. Roche did so as investors grew optimistic about its near-term product rollout and its drug pipeline (11 of 14 Phase III studies delivered positive results in 2012). Johnson & Johnson’s stock performed well after the company delivered better-than-expected second-quarter revenue and earnings, driven by solid results in the pharmaceutical division. Management also raised its earnings guidance for the full fiscal year.

In information technology, our holdings in Analog Devices and Maxim Integrated and our underweight allocation to benchmark laggard Microsoft helped relative results. Both Analog Devices and Maxim Integrated performed strongly as expectations rose that the cyclical semiconductor industry was in an upturn.

In materials, a lack of holdings in several benchmark laggards, including Freeport-McMoRan and Newmont Mining, helped our relative results. So did our position in Dow Chemical, which posted solid earnings in late July; speculation that Dow might be the target of an activist investor also boosted its shares.

The fund’s shortfalls

Although the fund’s fixed income portfolio held up better than its benchmark counterpart, it declined in absolute terms as interest rate increases pushed down bond prices.

Some of our bond holdings also partly offset returns that were otherwise favorable compared with those of the benchmark. Our out-of-benchmark allocation to agency mortgage-backed securities (MBS) weighed on relative performance.

In the stock portfolio, selection in energy and financials detracted the most from relative performance. In energy, holdings in Royal Dutch Shell, an integrated oil and gas company, hurt results. Shares underperformed after the company reported disappointing results, particularly in exploration and production operations. The weakness mainly stemmed from soft North American natural gas and heavy-oil prices and higher costs. We reduced our holdings in Royal Dutch Shell because we think some of these challenges are likely to persist. Not owning shares in strong benchmark performers Marathon Petroleum and Phillips 66 also hurt our relative results in energy.

In financials, National Bank of Canada underperformed after first-quarter earnings disappointed, in part because of shrinking margins in retail banking. Our lack of several strongly performing benchmark stocks, including Prudential Financial and Bank of New York Mellon, also weighed on relative results in this sector.

The fund’s positioning

We believe that increases to risk premiums caused by tight liquidity could create opportunities to add to fixed income risk sectors in general and credit-sensitive assets in particular, as fundamentals still look favorable.

We decreased the duration of the bond portfolio. Given that persistent government involvement makes outcomes difficult to predict, we are inclined to keep duration neutral-to-short versus the benchmark.

We still view the U.S. corporate bond sector favorably, as it has weathered the current economic and business cycles relatively well. If investment-grade corporate bond issuers continue to produce strong earnings, protect their balance sheets, and maintain ample liquidity, their quality should hold up well over the long term. We expect U.S. banks to keep performing well as their balance sheets mend further and outstanding litigation is resolved.

We remain largely invested in corporate bonds, though our exposure decreased somewhat during the fiscal year. Our allocation to U.S. government securities rose commensurately. This was partly an indirect result of the rising equity market: When the fund’s stocks go up, we rebalance by trimming equity exposure and redeploying the proceeds to bonds, often—at least initially—to the Treasury market, because of its depth and accompanying superior liquidity.

Over time, and as we find better-yielding buying opportunities in the corporate bond market and other fixed income spread sectors, we expect to decrease the fund’s allocation to Treasuries.

However, we will keep some exposure to them for the foreseeable future. Treasury bonds, besides being extremely liquid, will provide downside protection should the economic cycle take an unfavorable turn. We also expect to maintain our out-of-benchmark allocation to agency MBS, which offer attractive risk-adjusted yields and much better liquidity than corporate bonds.

In the equity portfolio, our largest overweight sector allocations are to health care and information technology; our largest underweight allocations are to consumer staples and utilities. Health care was the largest absolute sector weighting at the end of the fiscal year.

Significant purchases during the past 12 months include telecommunications provider Verizon, consumer staples company Kraft, and health care companies Baxter International and Bristol-Myers Squibb. We also added to our holdings in Wells Fargo and Microsoft. We sold our shares of H.J. Heinz and PPL as they reached our target price, sold United Technologies and Zoetis because of insufficient yield, and sold National Bank of Canada and Swiss Re because of eroding fundamentals.

Respectfully,

John C. Keogh, Senior Vice President and
Fixed Income Portfolio Manager

W. Michael Reckmeyer, III, CFA
Senior Vice President and
Equity Portfolio Manager

Wellington Management Company, llp

October 14, 2013

Wellesley Income Fund

Fund Profile
As of September 30, 2013

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWINX	VWIAX
Expense Ratio[1]	0.25%	0.18%
30-Day SEC Yield	2.75%	2.82%

Equity and Portfolio Characteristics
			DJ U.S.
		FTSE High	Total
		Dividend	Market
		Yield	FA
	Fund	Index	Index
Number of Stocks	62	385	3,636
Median Market Cap	$86.3B	$99.1B	$40.2B
Price/Earnings Ratio	15.7x	16.4x	19.5x
Price/Book Ratio	2.5x	2.4x	2.5x
Return on Equity	18.1%	18.3%	16.5%
Earnings Growth
Rate	6.6%	5.6%	11.1%
Dividend Yield	3.4%	3.3%	1.9%
Foreign Holdings	6.4%	0.0%	0.0%
Turnover Rate	36%	—	—
Short-Term Reserves	1.0%	—	—

Fixed Income Characteristics

		Barclays
		Credit	Barclays
		A or	Aggregate
		Better	Bond
	Fund	Index	Index

Number of Bonds	710	2,907	8,518

Yield to Maturity
(before expenses)	2.8%	2.7%	2.3%

Average Coupon	3.9%	4.0%	3.4%

Average Duration	6.2 years	6.4 years	5.5 years

Average Effective
Maturity	9.0 years	9.2 years	7.5 years

Total Fund Volatility Measures
		DJ U.S.
	Wellesley	Total
	Composite	Market
	Index	FA Index
R-Squared	0.98	0.57
Beta	1.03	0.27
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Stocks (% of equity portfolio)
Chevron Corp.	Integrated Oil & Gas	4.3%
Johnson & Johnson	Pharmaceuticals	4.2
Marsh & McLennan Cos.
Inc.	Insurance Brokers	4.0
Merck & Co. Inc.	Pharmaceuticals	3.8
Microsoft Corp.	Systems Software	3.6
Wells Fargo & Co.	Diversified Banks	3.3
Royal Dutch Shell plc	Integrated Oil & Gas	3.2
JPMorgan Chase & Co.	Diversified Financial
	Services	3.1
Eaton Corp. plc	Electrical
	Components &
	Equipment	2.9
General Electric Co.	Industrial
	Conglomerates	2.8
Top Ten		35.2%
Top Ten as % of Total Net Assets		13.6%
The holdings listed exclude any temporary cash investments and equity index products.

Fund Asset Allocation

1 The expense ratios shown are from the prospectus dated January 25, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2013, the expense ratios were 0.25% for Investor Shares and 0.18% for Admiral Shares.

Wellesley Income Fund

Sector Diversification (% of equity exposure)
		FTSE High	DJ U.S.
		Dividend	Total
		Yield	Market
	Fund	Index	FA Index
Consumer
Discretionary	5.4%	6.0%	13.3%
Consumer Staples	12.9	16.1	8.7
Energy	12.1	12.6	9.6
Financials	14.0	12.5	17.3
Health Care	15.5	11.8	12.6
Industrials	13.2	13.3	11.4
Information
Technology	12.3	10.3	17.9
Materials	4.8	4.3	3.8
Telecommunication
Services	4.3	5.0	2.2
Utilities	5.5	8.1	3.2

Sector Diversification (% of fixed income portfolio)

Asset-Backed	2.3%
Commercial Mortgage-Backed	0.5
Finance	26.6
Foreign	1.6
Government Mortgage-Backed	8.1
Industrial	37.8
Treasury/Agency	13.1
Utilities	5.1
Other	4.9

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Distribution by Credit Quality (% of fixed income portfolio)

U.S. Government
Aaa
Aa
A
Baa
For information about these ratings, see the Glossary entry for Credit Quality.

Equity Investment Focus

Fixed Income Investment Focus

Wellesley Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2003, Through September 30, 2013
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended September 30, 2013
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Wellesley Income Fund Investor Shares	6.02%	9.58%	7.23%	$20,102
••••••••	Wellesley Income Composite Index	4.64	8.96	6.58	18,916
– – – –	Mixed-Asset Target Allocation
	Conservative Funds Average	4.94	6.42	4.49	15,512

- - - - - -	Dow Barclays Jones U.S. U. Aggregate S. Total Stock Bond Market Index	-1.68	5.41	4.59	15,670
	Float Adjusted Index	21.44	10.69	8.32	22,235
For a benchmark description, see the Glossary.
Mixed-Asset Target Allocation Conservative Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

Wellesley Income Fund

	Average Annual Total Returns
	Periods Ended September 30, 2013
				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Wellesley Income Fund Admiral Shares	6.06%	9.66%	7.32%	$101,385
Wellesley Income Composite Index	4.64	8.96	6.58	94,582
Barclays U.S. Aggregate Bond Index	-1.68	5.41	4.59	78,348
Dow Jones U.S. Total Stock Market Float
Adjusted Index	21.44	10.69	8.32	111,177

Fiscal-Year Total Returns (%): September 30, 2003, Through September 30, 2013

For a benchmark description, see the Glossary.

Wellesley Income Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of September 30, 2013

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	United States Treasury Note/Bond	2.875%	5/15/43	762,300	646,880	1.9%
	United States Treasury Note/Bond	0.125%	4/30/15	523,200	522,300	1.5%
	United States Treasury Note/Bond	1.500%	6/30/16	341,500	350,249	1.0%
	United States Treasury Note/Bond	0.250%	5/31/15	223,200	223,165	0.7%
	United States Treasury Note/Bond	0.375%	6/30/15	222,700	223,083	0.7%
	United States Treasury Note/Bond	1.750%	5/15/23	225,000	208,582	0.6%
*	United States
	Treasury Note/Bond	0.250%–0.875%	10/31/14–4/30/18	382,804	378,966	1.1%
					2,553,225	7.5%

Agency Notes †					132,745	0.4%

Conventional Mortgage-Backed Securities
[1,2]	Freddie Mac Gold Pool	4.500%	10/1/43	661,150	703,715	2.1%
[1,2]	Freddie Mac Gold Pool	3.500%–5.500%	6/1/18–10/1/43	683,155	735,539	2.1%
2	Ginnie Mae I Pool	3.000%–6.500%	6/15/31–9/15/43	16,680	20,231	0.1%
2	Ginnie Mae II Pool	4.500%	2/20/41–10/1/43	194,659	210,434	0.6%
					1,669,919	4.9%
Nonconventional Mortgage-Backed Securities
[1,2]	Freddie Mac REMICS	3.500%–4.000%	12/15/30–4/15/31	81,301	83,763	0.2%
	Nonconventional Mortgage-Backed Securities—Other †				20,557	0.1%
					104,320	0.3%
Total U.S. Government and Agency Obligations (Cost $4,441,678)					4,460,209	13.1%
Asset-Backed/Commercial Mortgage-Backed Securities
2	Banc of America Commercial
	Mortgage Trust 2006-2	5.924%	5/10/45	10,100	11,062	0.1%
2	Banc of America Commercial
	Mortgage Trust 2006-5	5.414%	9/10/47	7,846	8,504	0.0%

Wellesley Income Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
2	Bear Stearns Commercial
	Mortgage Securities Trust
	2006-PWR13	5.540%	9/11/41	4,225	4,639	0.0%
[2,3]	Citibank Omni Master Trust
	2009-A17	4.900%	11/15/18	18,000	18,846	0.1%
[2,3]	GE Equipment Small Ticket
	LLC Series 2011-1	1.450%	1/21/18	2,791	2,801	0.0%
2	Morgan Stanley Capital I Trust
	2005-HQ6	4.989%	8/13/42	2,492	2,633	0.0%
3	Asset-Backed/Commercial Mortgage-Backed Securities—Other †				417,874	1.2%
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $463,956)					466,359	1.4%
Corporate Bonds
Finance
	Banking
	Bank of America Corp.	3.300%–7.375%	5/15/14–2/7/42	285,455	308,316	0.9%
	Bank One Corp.	7.750%	7/15/25	25,000	31,753	0.1%
	Bear Stearns Cos. LLC	7.250%	2/1/18	14,860	17,802	0.1%
	Citigroup Inc.	1.750%–8.500%	1/15/15–1/30/42	370,141	400,432	1.1%
	Goldman Sachs Group Inc.	3.625%–7.500%	2/7/16–2/1/41	364,548	403,881	1.2%
	JPMorgan Chase & Co.	2.000%–6.300%	9/15/14–1/6/42	320,310	338,315	1.0%
	Merrill Lynch & Co. Inc.	5.000%–6.875%	2/3/14–1/29/37	77,000	84,004	0.2%
	Morgan Stanley	2.125%–7.300%	5/13/14–4/1/32	340,719	370,371	1.1%
	Wachovia Bank NA	4.800%	11/1/14	19,640	20,520	0.1%
	Wachovia Corp.	4.875%–6.605%	2/15/14–10/1/25	58,245	63,305	0.2%
	Wells Fargo & Co.	2.625%–5.625%	10/1/14–2/13/23	233,735	246,051	0.7%
	Wells Fargo Bank NA	5.950%	8/26/36	25,000	28,058	0.1%
3	Banking—Other †				1,779,822	5.2%
	Brokerage †				7,549	0.0%
	Finance Companies (1.1%)
	General Electric Capital
	Corp.	3.100%–6.875%	2/11/21–1/10/39	353,596	388,176	1.1%

3	Insurance †				775,730	2.3%
3	Real Estate Investment Trusts †				188,664	0.6%
					5,452,749	16.0%
Industrial
	Basic Industry †				210,998	0.6%
	Capital Goods
	Eaton Corp.	5.300%–6.500%	3/15/17–6/1/25	30,000	34,134	0.1%
	General Electric Co.	2.700%–4.125%	10/9/22–10/9/42	21,940	20,507	0.1%
3	Capital Goods—Other †				485,033	1.4%
	Communication
	AT&T Inc.	1.400%–6.550%	8/15/15–8/15/41	273,930	282,587	0.8%
	BellSouth Corp.	6.000%	11/15/34	34,000	35,144	0.1%
	Cellco Partnership/Verizon
	Wireless Capital LLC	8.500%	11/15/18	12,500	16,001	0.0%
	Michigan Bell Telephone Co.	7.850%	1/15/22	25,000	30,500	0.1%
	Verizon Communications
	Inc.	3.000%–6.550%	4/1/16–9/15/43	334,380	357,066	1.0%
	Verizon New Jersey Inc.	8.000%	6/1/22	14,585	18,079	0.1%
	Verizon Virginia LLC	7.875%	1/15/22	16,000	19,559	0.1%
3	Communication—Other †				1,014,183	3.0%
3	Consumer Cyclical †				1,326,085	3.9%
	Consumer Noncyclical
	Johnson & Johnson	6.730%	11/15/23	15,000	19,347	0.1%

Wellesley Income Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
Kraft Foods Group Inc.	2.250%–5.000%	6/5/17–6/4/42	57,895	57,595	0.1%
Merck & Co. Inc.	1.300%–4.150%	5/18/18–5/18/43	94,670	92,892	0.2%
Merck Sharp & Dohme
Corp.	5.000%	6/30/19	18,000	20,626	0.1%
Pfizer Inc.	3.000%–6.200%	3/15/19–6/15/23	68,600	72,909	0.2%
Philip Morris International
Inc.	2.500%–4.500%	3/26/20–8/21/42	99,740	97,060	0.3%
3 Roche Holdings Inc.	6.000%	3/1/19	33,711	40,202	0.1%
Wyeth LLC	5.950%	4/1/37	15,000	17,525	0.1%
3 Consumer Noncyclical—Other †				2,058,723	6.0%
Energy
Chevron Corp.	3.191%	6/24/23	42,875	41,957	0.1%
Shell International Finance
BV	2.250%–4.375%	9/22/15–1/6/23	83,240	81,916	0.3%
Texaco Capital Inc.	8.625%	4/1/32	25,000	37,145	0.1%
3 Energy—Other †				456,912	1.3%
3 Other Industrial †				69,162	0.2%
Technology
Microsoft Corp.	3.000%–4.500%	10/1/20–10/1/40	41,710	42,060	0.1%
Technology—Other †				477,089	1.4%
3 Transportation †				190,792	0.6%
				7,723,788	22.6%
Utilities
3 Electric †				914,630	2.7%
3 Natural Gas †				119,425	0.3%
				1,034,055	3.0%
Total Corporate Bonds (Cost $13,633,954)				14,210,592	41.6%
[3]Sovereign Bonds (U.S. Dollar-Denominated) (Cost $318,841) †				334,574	1.0%
Taxable Municipal Bonds (Cost $923,305) †				999,888	2.9%

			Shares
Common Stocks
Consumer Discretionary
McDonald’s Corp.			1,829,320	175,999	0.5%
WPP plc			7,930,099	162,965	0.5%
Mattel Inc.			3,670,670	153,654	0.5%
Consumer Discretionary—Other †				208,323	0.6%
				700,941	2.1%
Consumer Staples
Philip Morris International Inc.			3,577,600	309,784	0.9%
Kraft Foods Group Inc.			5,428,366	284,663	0.8%
Sysco Corp.			6,908,740	219,905	0.6%
Unilever NV			5,570,130	210,105	0.6%
Procter & Gamble Co.			1,744,560	131,871	0.4%
Consumer Staples—Other †				531,523	1.6%
				1,687,851	4.9%
Energy
Chevron Corp.			4,653,160	565,359	1.7%
Royal Dutch Shell plc Class B			12,202,090	421,009	1.2%
Exxon Mobil Corp.			3,264,670	280,892	0.8%
ConocoPhillips			2,852,810	198,299	0.6%
Energy—Other †				111,029	0.3%
				1,576,588	4.6%

Wellesley Income Fund

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Financials
Marsh & McLennan Cos. Inc.	11,919,830	519,109	1.5%
Wells Fargo & Co.	10,378,562	428,842	1.3%
JPMorgan Chase & Co.	7,814,150	403,913	1.2%
BlackRock Inc.	962,980	260,602	0.8%
M&T Bank Corp.	1,979,100	221,501	0.6%
		1,833,967	5.4%
Health Care
AstraZeneca plc ADR	2,492,160	129,418	0.4%
Johnson & Johnson	6,383,530	553,388	1.6%
Merck & Co. Inc.	10,425,990	496,381	1.5%
Roche Holding AG	1,123,947	303,324	0.9%
Pfizer Inc.	9,780,997	280,813	0.8%
Bristol-Myers Squibb Co.	3,155,100	146,018	0.4%
Health Care—Other †		121,496	0.4%
		2,030,838	6.0%
Industrials
Eaton Corp. plc	5,550,030	382,064	1.1%
General Electric Co.	15,247,920	364,273	1.1%
Schneider Electric SA	2,543,851	215,255	0.6%
United Parcel Service Inc. Class B	1,851,450	169,167	0.5%
Stanley Black & Decker Inc.	1,532,380	138,787	0.4%
Waste Management Inc.	3,312,180	136,594	0.4%
3M Co.	1,140,890	136,234	0.4%
Industrials—Other †		183,912	0.6%
		1,726,286	5.1%
Information Technology
Microsoft Corp.	14,296,090	476,203	1.4%
Analog Devices Inc.	6,832,480	321,468	0.9%
Intel Corp.	11,432,910	262,042	0.8%
Cisco Systems Inc.	10,000,420	234,210	0.7%
Information Technology—Other †		316,276	0.9%
		1,610,199	4.7%
Materials
Dow Chemical Co.	4,627,180	177,684	0.5%
EI du Pont de Nemours & Co.	2,670,750	156,399	0.5%
International Paper Co.	3,364,430	150,726	0.4%
Nucor Corp.	2,784,150	136,479	0.4%
		621,288	1.8%
Telecommunication Services
Verizon Communications Inc.	6,412,050	299,186	0.9%
AT&T Inc.	4,965,785	167,943	0.5%
Telecommunication Services—Other †		88,200	0.2%
		555,329	1.6%
Utilities
National Grid plc	20,866,534	246,489	0.7%
Xcel Energy Inc.	6,195,260	171,051	0.5%
NextEra Energy Inc.	1,881,490	150,820	0.4%
Utilities—Other †		154,163	0.5%
		722,523	2.1%
Total Common Stocks (Cost $9,493,274)		13,065,810	38.3%

Wellesley Income Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
Temporary Cash Investments
Repurchase Agreements
Bank of America Securities, LLC
(Dated 9/30/13, Repurchase Value
$24,500,000, collateralized by
Federal Home Loan Mortgage Corp.
0.000%, 5/4/37, and Federal Home
Loan Bank 0.125%, 9/23/14;
with a value of $24,990,000)	0.080%	10/1/13	24,500	24,500	0.1%
Bank of Montreal
(Dated 9/30/13, Repurchase Value
$16,000,000, collateralized by
Federal National Mortgage Assn.
3.000%, 7/1/43–9/1/43, and
U.S. Treasury Note/Bond 0.875%,
1/31/18; with a value of
$16,360,000)	0.080%	10/1/13	16,000	16,000	0.0%
Barclays Capital Inc.
(Dated 9/30/13, Repurchase Value
$76,900,000, collateralized by
U.S. Treasury Note/Bond 2.250%,
5/31/14; with a value of
$78,438,000)	0.060%	10/1/13	76,900	76,900	0.2%
Deutsche Bank Securities, Inc.
(Dated 9/30/13, Repurchase Value
$5,600,000, collateralized by
Government National Mortgage
Assn. 3.500%, 4/20/43; with a
value of $5,712,000)	0.100%	10/1/13	5,600	5,600	0.0%
HSBC Bank USA
(Dated 9/30/13, Repurchase Value
$99,000,000, collateralized by
Federal National Mortgage Assn.
2.500%–4.500%, 1/1/28–9/1/43;
with a value of $100,981,000)	0.080%	10/1/13	99,000	99,000	0.3%
RBC Capital Markets LLC
(Dated 9/30/13, Repurchase Value
$63,500,000, collateralized by
Federal Home Loan Mortgage
Corp. 3.500%, 8/1/42, and
Federal National Mortgage Assn.
5.000%, 7/1/40; with a value
of $64,770,000)	0.080%	10/1/13	63,500	63,500	0.2%
RBS Securities, Inc.
(Dated 9/30/13, Repurchase Value
$37,300,000, collateralized by
U.S. Treasury Note/Bond
3.500%, 5/15/20; with a value
of $38,051,000)	0.040%	10/1/13	37,300	37,300	0.1%
				322,800	0.9%
Total Temporary Cash Investments (Cost $322,800)				322,800	0.9%
Total Investments (Cost $29,597,808)				33,860,232	99.2%

Wellesley Income Fund

	Market	Percentage
	Value	of Net
	($000)	Assets
Other Assets and Liabilities
Other Assets[4]	1,357,572	4.0%
Liabilities	(1,081,445)	(3.2%)
	276,127	0.8%
Net Assets	34,136,359	100.0%

At September 30, 2013, net assets consisted of:
		Amount
		($000)
Paid-in Capital		29,211,720
Overdistributed Net Investment Income		(22,958)
Accumulated Net Realized Gains		709,279
Unrealized Appreciation (Depreciation)
Investment Securities		4,262,424
Futures Contracts		(25,418)
Swap Contracts		192
Foreign Currencies		1,120
Net Assets		34,136,359

Investor Shares—Net Assets
Applicable to 460,654,738 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		11,431,236
Net Asset Value Per Share—Investor Shares		$24.82

Admiral Shares—Net Assets
Applicable to 377,687,867 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		22,705,123
Net Asset Value Per Share—Admiral Shares		$60.12

See Note A in Notes to Financial Statements.
* Securities with a value of $3,559,000 have been segregated as collateral for open swap contracts.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent
1% or less of net assets.
1 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, the aggregate value of these securities was $2,175,025,000, representing 6.4% of net assets.
4 Cash of $16,724,000 has been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Statement of Operations

Year Ended
September 30, 2013
($000)
Investment Income
Income
Dividends	446,136
Interest	657,683
Securities Lending	1,558
Total Income	1,105,377
Expenses
Investment Advisory Fees—Note B
Basic Fee	15,020
Performance Adjustment	1,101
The Vanguard Group—Note C
Management and Administrative—Investor Shares	20,405
Management and Administrative—Admiral Shares	24,070
Marketing and Distribution—Investor Shares	2,991
Marketing and Distribution—Admiral Shares	3,835
Custodian Fees	337
Auditing Fees	28
Shareholders’ Reports—Investor Shares	224
Shareholders’ Reports—Admiral Shares	106
Trustees’ Fees and Expenses	89
Total Expenses	68,206
Net Investment Income	1,037,171
Realized Net Gain (Loss)
Investment Securities Sold	955,271
Futures Contracts	15,964
Swap Contracts	984
Foreign Currencies	(128)
Realized Net Gain (Loss)	972,091
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(31,651)
Futures Contracts	(27,683)
Swap Contracts	(145)
Foreign Currencies	894
Change in Unrealized Appreciation (Depreciation)	(58,585)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,950,677

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,037,171	967,435
Realized Net Gain (Loss)	972,091	672,711
Change in Unrealized Appreciation (Depreciation)	(58,585)	2,420,331
Net Increase (Decrease) in Net Assets Resulting from Operations	1,950,677	4,060,477
Distributions
Net Investment Income
Investor Shares	(358,933)	(372,194)
Admiral Shares	(682,461)	(597,136)
Realized Capital Gain[1]
Investor Shares	(158,749)	—
Admiral Shares	(282,222)	—
Total Distributions	(1,482,365)	(969,330)
Capital Share Transactions
Investor Shares	(659,887)	801,173
Admiral Shares	1,851,294	5,513,170
Net Increase (Decrease) from Capital Share Transactions	1,191,407	6,314,343
Total Increase (Decrease)	1,659,719	9,405,490
Net Assets
Beginning of Period	32,476,640	23,071,150
End of Period[2]	34,136,359	32,476,640

1 Includes fiscal 2013 short-term gain distributions totaling $2,633,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($22,958,000) and ($18,943,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$24.47	$21.82	$21.60	$19.98	$19.60
Investment Operations
Net Investment Income	.752	.787	.819	.819	.914
Net Realized and Unrealized Gain (Loss)
on Investments	. 688	2.648	.224	1.622	.703
Total from Investment Operations	1.440	3.435	1.043	2.441	1.617
Distributions
Dividends from Net Investment Income	(.755)	(.785)	(. 823)	(. 821)	(.916)
Distributions from Realized Capital Gains	(.335)	—	—	—	(.321)
Total Distributions	(1.090)	(.785)	(. 823)	(. 821)	(1.237)
Net Asset Value, End of Period	$24.82	$24.47	$21.82	$21.60	$19.98

Total Return[1]	6.02%	15.94%	4.86%	12.45%	9.01%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,431	$11,916	$9,875	$10,061	$8,021
Ratio of Total Expenses to
Average Net Assets[2]	0.25%	0.25%	0.25%	0.28%	0.31%
Ratio of Net Investment Income to
Average Net Assets	3.03%	3.39%	3.76%	3.99%	5.00%
Portfolio Turnover Rate	36%[3]	33%[3]	48%[3]	30%	53%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.01%, 0.01%, 0.01%, and 0.01%.
3 Includes 3%, 26%, and 15% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$59.29	$52.86	$52.34	$48.41	$47.48
Investment Operations
Net Investment Income	1.867	1.949	2.021	2.019	2.259
Net Realized and Unrealized Gain (Loss)
on Investments	1.646	6.425	. 528	3.936	1.713
Total from Investment Operations	3.513	8.374	2.549	5.955	3.972
Distributions
Dividends from Net Investment Income	(1.871)	(1.944)	(2.029)	(2.025)	(2.264)
Distributions from Realized Capital Gains	(.812)	—	—	—	(.778)
Total Distributions	(2.683)	(1.944)	(2.029)	(2.025)	(3.042)
Net Asset Value, End of Period	$60.12	$59.29	$52.86	$52.34	$48.41

Total Return	6.06%	16.04%	4.90%	12.54%	9.14%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$22,705	$20,561	$13,197	$7,955	$5,774
Ratio of Total Expenses to
Average Net Assets[1]	0.18%	0.18%	0.18%	0.21%	0.21%
Ratio of Net Investment Income to
Average Net Assets	3.10%	3.46%	3.83%	4.06%	5.10%
Portfolio Turnover Rate	36%[2]	33%[2]	48%[2]	30%	53%

1 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.01%, 0.01%, 0.01%, and 0.01%.
2 Includes 3%, 26%, and 15% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Notes to Financial Statements

Vanguard Wellesley Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund may use futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades

Wellesley Income Fund

futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2013, the fund’s average investments in long and short futures contracts each represented less than 1% of net assets, based on quarterly average aggregate settlement values.

4. Swap Contracts: The fund may invest in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of pre-qualified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the event

Wellesley Income Fund

of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund‘s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

During the year ended September 30, 2013, the fund’s average amounts of credit protection sold represented less than 1% of net assets, based on quarterly average aggregate notional amounts.

5. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may enter into TBA sells to reduce its exposure to the mortgage-backed securities market or in order to dispose of mortgage-backed securities it owns under delayed-delivery arrangements. For TBA purchases, the fund maintains cash or short-term investments until settlement date in an amount sufficient to meet the purchase price.

6. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold (Other Assets) or Payables for Investment Securities Purchased (Liabilities) in the Statement of Net Assets. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations. This risk is mitigated by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring exposure to each counterparty.

7. Repurchase Agreements: The fund may enter into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that

Wellesley Income Fund

counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

8. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

9. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

10. Securities Lending: To earn additional income, the fund may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

11. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to a combined index comprising the Barclays U.S. Credit A or Better Bond Index and the FTSE High Dividend Yield Index . For the year ended September 30, 2013, the investment advisory fee represented an effective annual basic rate of 0.04% of the fund’s average net assets before an increase of $1,101,000 (0.00%) based on performance.

Wellesley Income Fund

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2013, the fund had contributed capital of $4,124,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.65% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of September 30, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	4,460,209	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	466,359	—
Corporate Bonds	—	14,210,592	—
Sovereign Bonds	—	334,574	—
Taxable Municipal Bonds	—	999,888	—
Common Stocks	13,065,810	—	—
Temporary Cash Investments	—	322,800	—
Futures Contracts—Assets[1]	31	—	—
Futures Contracts—Liabilities[1]	(511)	—	—
Swap Contracts—Assets	—	192	—
Total	13,065,330	20,794,614	—
1 Represents variation margin on the last day of the reporting period.

Wellesley Income Fund

E. At September 30, 2013, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Credit
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	31	192	223
Liabilities	(511)	—	(511)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended September 30, 2013, were:

	Interest Rate	Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	15,964	—	15,964
Swap Contracts	—	984	984
Realized Net Gain (Loss) on Derivatives	15,964	984	16,948

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(27,683)	—	(27,683)
Swap Contracts	—	(145)	(145)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(27,683)	(145)	(27,828)

At September 30, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year U.S. Treasury Note	December 2013	(10,908)	(1,378,669)	(24,516)
Ultra Long U.S. Treasury Bond	December 2013	(166)	(23,588)	(902)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Wellesley Income Fund

At September 30, 2013, the fund had the following open swap contracts:

Credit Default Swaps
				Remaining	Periodic
				Up-Front Fee	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Credit Protection Sold/
Moody’s Rating
CMBX.NA.AAA 6/A3[2]	5/11/63	CSFBI	23,020	1,104	0.500	115
CMBX.NA.AAA 6/A3[2]	5/11/63	GSI	11,100	470	0.500	(7)
CMBX.NA.AAA 6/A3[2]	5/11/63	DBAG	11,100	440	0.500	(16)
CMBX.NA.AAA 6/A3[2]	5/11/63	DBAG	11,100	429	0.500	(168)
CMBX.NA.AAA 6/A3[2]	5/11/63	CSFBI	11,470	550	0.500	57
CMBX.NA.AAA 6/A3[2]	5/11/63	DBAG	11,325	540	0.500	54
CMBX.NA.AAA 6/A3[2]	5/11/63	MSCS	21,845	1,041	0.500	103
CMBX.NA.AAA 6/A3[2]	5/11/63	UBSAG	11,660	429	0.500	(71)
CMBX.NA.AAA 6/A3[2]	5/11/63	DBAG	22,655	1,098	0.500	125
						192
1 CSFBI—Credit Suisse First Boston International.
DBAG—Deutsche Bank AG.
GSI—Goldman Sachs International.
MSCS—Morgan Stanley Capital Services LLC.
UBSAG—UBS AG.
2 CMBX NA—North American Commercial Mortgage-Backed Index.

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended September 30, 2013, the fund realized net foreign currency losses of $128,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to overdistributed net investment income.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $336,000 on swap contracts have been reclassified from accumulated net realized gains to overdistributed net investment income.

Wellesley Income Fund

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $108,955,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at September 30, 2013, the fund had $73,145,000 of ordinary income and $735,510,000 of long-term capital gains available for distribution.

At September 30, 2013, the cost of investment securities for tax purposes was $29,705,176,000. Net unrealized appreciation of investment securities for tax purposes was $4,155,056,000, consisting of unrealized gains of $4,474,657,000 on securities that had risen in value since their purchase and $319,601,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended September 30, 2013, the fund purchased $5,291,707,000 of investment securities and sold $5,093,348,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $8,367,864,000 and $6,816,648,000, respectively.

H. Capital share transactions for each class of shares were:

	Year Ended September 30,
	2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	3,066,757	123,826	4,311,330	184,206
Issued in Lieu of Cash Distributions	480,973	19,672	342,836	14,584
Redeemed	(4,207,617)	(169,736)	(3,852,993)	(164,463)
Net Increase (Decrease)—Investor Shares	(659,887)	(26,238)	801,173	34,327
Admiral Shares
Issued	5,334,590	88,825	6,685,236	117,817
Issued in Lieu of Cash Distributions	847,259	14,299	513,979	9,005
Redeemed	(4,330,555)	(72,246)	(1,686,045)	(29,664)
Net Increase (Decrease)—Admiral Shares	1,851,294	30,878	5,513,170	97,158

I. Management has determined that no material events or transactions occurred subsequent to September 30, 2013, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Trustees and Shareholders of Vanguard Wellesley Income Fund:

In our opinion, the accompanying statement of net assets—investments summary and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Wellesley Income Fund (the “Fund”) at September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 7, 2013

Special 2013 tax information (unaudited) for Vanguard Wellesley Income Fund

This information for the fiscal year ended September 30, 2013, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $540,763,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $412,463,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 31.1% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2013. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for one share class only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Wellesley Income Fund Investor Shares
Periods Ended September 30, 2013

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	6.02%	9.58%	7.23%
Returns After Taxes on Distributions	4.74	8.28	5.84
Returns After Taxes on Distributions and Sale of Fund Shares	4.09	7.23	5.41

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Wellesley Income Fund	3/31/2013	9/30/2013	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,012.20	$1.26
Admiral Shares	1,000.00	1,012.46	0.91
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.82	$1.27
Admiral Shares	1,000.00	1,024.17	0.91

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.25% for Investor Shares and 0.18% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Wellesley Income Fund has renewed the fund’s investment advisory agreement with Wellington Management Company, LLP (Wellington Management). The board determined that renewing the fund’s advisory agreement was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional managers. The board also noted that the senior portfolio managers of the fund each have over two decades of investment industry experience. The firm and the fund’s management team have depth and stability. The managers are backed by well-tenured teams of equity and fixed income research analysts who conduct detailed fundamental analysis of their respective industries and companies. The firm has advised the fund since its inception in 1970.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory agreement again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” For this report, credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used.

Dividend Yield. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

Wellesley Income Composite Index: Weighted 65% bonds and 35% stocks. For bonds: Lehman U.S. Long Credit AA or Better Bond Index through March 31, 2000, and Barclays U.S. Credit A or Better Bond Index thereafter. For stocks: 26% S&P 500/Barra Value Index and 9% S&P Utilities Index through June 30, 1996, when the utilities component was split into the S&P Utilities Index (4.5%) and the S&P Telephone Index (4.5%); as of January 1, 2002, the S&P Telephone Index was replaced by the S&P Integrated Telecommunication Services Index; as of July 1, 2006, the S&P 500/Barra Value Index was replaced by the S&P 500/Citigroup Value Index; as of August 1, 2007, the three stock indexes were replaced by the FTSE High Dividend Yield Index.

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Occupation(s) During the Past Five Years: President

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 181 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U. S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001. [2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Chairman of the Board of
(chemicals); Director of Tyco International, Ltd.	Hillenbrand, Inc. (specialized consumer services) and
(diversified manufacturing and services), Hewlett-	of Oxfam America; Director of SKF AB (industrial
Packard Co. (electronic computer manufacturing),

machinery) and the Lumina Foundation for Education;	Executive Officers
Member of the Advisory Council for the College of
Arts and Letters and of the Advisory Board to the	Glenn Booraem
Kellogg Institute for International Studies, both at	Born 1967. Controller Since July 2010. Principal
the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010)
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008)
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.

Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Chris D. McIsaac
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Kathleen C. Gubanich	Michael S. Miller
Materials Handling, Inc. (forklift trucks); Director of	Paul A. Heller	James M. Norris
the National Association of Manufacturers; Chairman	Martha G. King	Glenn W. Reed
of the Board of University Hospitals of Cleveland;	John T. Marcante
Advisory Chairman of the Board of The Cleveland
Museum of Art.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	Founder
Overseer of the Amos Tuck School of Business
Administration at Dartmouth College; Advisor to the	John C. Bogle
Norris Cotton Cancer Center.	Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q270 112013

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2013: $28,000 Fiscal Year Ended September 30, 2012: $28,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2013: $5,714,113 Fiscal Year Ended September 30, 2012: $4,809,780

Includes fees billed in connection with audits of the Registrant and other registered investment companies in the Vanguard complex. Also includes fees billed in connection with audits of The Vanguard Group, Inc. and Vanguard Marketing Corporation for Fiscal Year Ended September 30, 2013.

(b) Audit-Related Fees.

Fiscal Year Ended September 30, 2013: $1,552,950 Fiscal Year Ended September 30, 2012: $1,812,565

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended September 30, 2013: $110,000 Fiscal Year Ended September 30, 2012: $490,518

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation. Also includes fees billed in connection with certain tax services related to audits of the Registrant and other registered investment companies in the Vanguard complex for Fiscal Year Ended September 30, 2012.

(d) All Other Fees.

Fiscal Year Ended September 30, 2013: $132,000 Fiscal Year Ended September 30, 2012: $16,000

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2013: $242,000 Fiscal Year Ended September 30, 2012: $506,518

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (13.1%)
U.S. Government Securities (7.5%)
*	United States Treasury Note/Bond	0.250%	10/31/14	12,025	12,038
	United States Treasury Note/Bond	0.125%	4/30/15	523,200	522,300
	United States Treasury Note/Bond	0.250%	5/31/15	223,200	223,165
	United States Treasury Note/Bond	0.375%	6/30/15	222,700	223,083
	United States Treasury Note/Bond	0.375%	8/31/15	115,800	115,945
	United States Treasury Note/Bond	1.500%	6/30/16	341,500	350,249
	United States Treasury Note/Bond	0.875%	1/31/17	44,979	45,099
	United States Treasury Note/Bond	0.750%	10/31/17	120,000	118,387
	United States Treasury Note/Bond	0.625%	4/30/18	90,000	87,497
	United States Treasury Note/Bond	1.750%	5/15/23	225,000	208,582
	United States Treasury Note/Bond	2.875%	5/15/43	762,300	646,880
					2,553,225
Agency Bonds and Notes (0.4%)
	Arab Republic of Egypt	4.450%	9/15/15	22,500	24,172
	Private Export Funding Corp.	2.250%	12/15/17	51,055	52,636
1	Tennessee Valley Authority	4.375%	6/15/15	35,000	37,374
1	Tennessee Valley Authority	4.625%	9/15/60	19,800	18,563
					132,745
Conventional Mortgage-Backed Securities (4.9%)
2,3	Freddie Mac Gold Pool	4.000%	6/1/18–1/1/42	9	10
[2,3,4]	Freddie Mac Gold Pool	4.500%	3/1/29–10/1/43	947,504	1,009,210
[2,3,4]	Freddie Mac Gold Pool	5.000%	5/1/30–10/1/43	214,958	232,386
2,3	Freddie Mac Gold Pool	5.500%	2/1/19–3/1/41	181,834	197,648
3	Ginnie Mae I Pool	3.000%	4/15/42–10/1/43	602	1,914
3	Ginnie Mae I Pool	4.000%	6/15/39–10/1/43	7,200	8,463
3	Ginnie Mae I Pool	6.000%	6/15/31–7/15/35	100	108
3	Ginnie Mae I Pool	6.500%	4/15/32–9/15/38	8,778	9,746
3	Ginnie Mae II Pool	4.500%	2/20/41–10/1/43	194,659	210,434
					1,669,919
Nonconventional Mortgage-Backed Securities (0.3%)
2,3	Fannie Mae REMICS	3.500%	4/25/31	6,910	6,782
2,3	Fannie Mae REMICS	4.000%	9/25/29–5/25/31	13,201	13,775
2,3	Freddie Mac REMICS	3.500%	3/15/31	4,095	4,024
2,3	Freddie Mac REMICS	4.000%	12/15/30–4/15/31	77,206	79,739

					104,320

Total U.S. Government and Agency Obligations (Cost $4,441,678)					4,460,209

Asset-Backed/Commercial Mortgage-Backed Securities (1.4%)
3	Ally Master Owner Trust Series 2011-1	2.150%	1/15/16	34,305	34,454
3	Ally Master Owner Trust Series 2012-4	1.720%	7/15/19	25,000	25,082
3	Ally Master Owner Trust Series 2012-5	1.540%	9/15/19	95,780	94,650
3	AmeriCredit Automobile Receivables Trust 2010-3	2.040%	9/8/15	5,910	5,955
3	AmeriCredit Automobile Receivables Trust 2010-3	3.340%	4/8/16	6,050	6,232
3	AmeriCredit Automobile Receivables Trust 2011-1	2.190%	2/8/16	4,760	4,796
3	AmeriCredit Automobile Receivables Trust 2011-3	1.170%	1/8/16	3,016	3,022
3	AmeriCredit Automobile Receivables Trust 2011-3	2.280%	6/8/16	10,000	10,119
3,5	Avis Budget Rental Car Funding AESOP LLC 2010-4A	2.090%	4/20/15	19,465	19,572
3,5	Avis Budget Rental Car Funding AESOP LLC 2010-5A	3.150%	3/20/17	8,000	8,265
3	Banc of America Commercial Mortgage Trust 2006-2	5.924%	5/10/45	10,100	11,062
3	Banc of America Commercial Mortgage Trust 2006-5	5.414%	9/10/47	7,846	8,504
3	Bear Stearns Commercial Mortgage Securities Trust
	2006-PWR13	5.540%	9/11/41	4,225	4,639
3,5	Citibank Omni Master Trust 2009-A17	4.900%	11/15/18	18,000	18,846
3	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	16,040	15,537
3	Credit Suisse Commercial Mortgage Trust Series 2006-
	C4	5.467%	9/15/39	11,295	12,321
3,5	First Investors Auto Owner Trust 2013-2	1.230%	3/15/19	18,000	18,017

1

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3	Ford Credit Floorplan Master Owner Trust A Series
	2012-2	1.920%	1/15/19	27,005	27,491
3,5	GE Equipment Small Ticket LLC Series 2011-1	1.450%	1/21/18	2,791	2,801
3,5	Hertz Vehicle Financing LLC 2010-1A	3.740%	2/25/17	28,680	30,259
3,5	Hertz Vehicle Financing LLC 2011-1A	2.200%	3/25/16	28,910	29,373
3,5	HLSS Servicer Advance Receivables Backed Notes	1.495%	1/16/46	7,065	7,093
3,5	HLSS Servicer Advance Receivables Backed Notes	2.289%	1/15/48	10,350	10,172
3,5	Hyundai Auto Lease Securitization Trust 2011-A	1.020%	8/15/14	951	951
3	LB-UBS Commercial Mortgage Trust 2006-C4	6.055%	6/15/38	9,576	10,593
3	Morgan Stanley Capital I Trust 2005-HQ6	4.989%	8/13/42	2,492	2,633
3	Nissan Auto Lease Trust 2011-A	1.040%	8/15/14	4,051	4,055
3,5	OBP Depositor LLC Trust 2010-OBP	4.646%	7/15/45	23,260	25,458
3	Santander Drive Auto Receivables Trust 2012-5	0.830%	12/15/16	6,365	6,357
3,5	Springleaf Mortgage Loan Trust 2013-1A	2.310%	6/25/58	7,480	7,173
3	World Omni Automobile Lease Securitization Trust
	2011-A	1.490%	10/15/14	876	877

Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $463,956)					466,359

Corporate Bonds (41.6%)
Finance (16.0%)
	Banking (12.0%)
	American Express Co.	7.250%	5/20/14	17,000	17,717
	American Express Co.	5.500%	9/12/16	25,000	28,000
	American Express Co.	6.150%	8/28/17	35,000	40,879
	American Express Credit Corp.	2.750%	9/15/15	56,365	58,566
	American Express Credit Corp.	2.800%	9/19/16	13,635	14,269
	American Express Credit Corp.	2.375%	3/24/17	35,650	36,758
	Bank of America Corp.	7.375%	5/15/14	12,590	13,098
	Bank of America Corp.	3.625%	3/17/16	10,000	10,526
	Bank of America Corp.	3.750%	7/12/16	28,940	30,672
	Bank of America Corp.	5.625%	10/14/16	22,500	25,057
	Bank of America Corp.	5.650%	5/1/18	60,090	67,910
	Bank of America Corp.	5.625%	7/1/20	28,825	32,142
	Bank of America Corp.	5.875%	1/5/21	10,285	11,660
	Bank of America Corp.	5.000%	5/13/21	35,910	38,313
	Bank of America Corp.	5.700%	1/24/22	26,000	29,132
	Bank of America Corp.	3.300%	1/11/23	18,875	17,633
	Bank of America Corp.	4.100%	7/24/23	22,670	22,521
	Bank of America Corp.	5.875%	2/7/42	8,770	9,652
	Bank of Montreal	2.500%	1/11/17	71,580	74,008
	Bank of Montreal	2.375%	1/25/19	29,000	29,046
	Bank of New York Mellon Corp.	2.950%	6/18/15	14,750	15,336
	Bank of New York Mellon Corp.	5.450%	5/15/19	49,465	57,080
	Bank of Nova Scotia	3.400%	1/22/15	47,000	48,749
	Bank of Nova Scotia	2.550%	1/12/17	31,000	32,162
	Bank One Corp.	7.750%	7/15/25	25,000	31,753
	Barclays Bank plc	2.375%	1/13/14	27,000	27,146
	Barclays Bank plc	5.000%	9/22/16	12,865	14,220
	Barclays Bank plc	6.750%	5/22/19	18,605	22,299
	Barclays Bank plc	5.125%	1/8/20	20,000	22,323
	BB&T Corp.	1.600%	8/15/17	19,775	19,624
	BB&T Corp.	5.250%	11/1/19	19,000	21,297
	Bear Stearns Cos. LLC	7.250%	2/1/18	14,860	17,802
	BNP Paribas SA	3.250%	3/11/15	34,770	35,971
	BNP Paribas SA	3.250%	3/3/23	6,750	6,330
	Canadian Imperial Bank of Commerce	2.350%	12/11/15	41,000	42,358
	Capital One Financial Corp.	7.375%	5/23/14	18,335	19,116
	Capital One Financial Corp.	2.150%	3/23/15	24,030	24,433
	Capital One Financial Corp.	3.150%	7/15/16	6,787	7,097
	Capital One Financial Corp.	4.750%	7/15/21	36,165	38,380
	Citigroup Inc.	6.010%	1/15/15	10,099	10,743
	Citigroup Inc.	4.750%	5/19/15	6,948	7,353
	Citigroup Inc.	4.587%	12/15/15	15,410	16,485

2

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Citigroup Inc.	3.953%	6/15/16	41,322	44,008
Citigroup Inc.	4.450%	1/10/17	7,075	7,659
Citigroup Inc.	6.125%	11/21/17	18,000	20,703
Citigroup Inc.	1.750%	5/1/18	13,000	12,578
Citigroup Inc.	6.125%	5/15/18	8,500	9,825
Citigroup Inc.	2.500%	9/26/18	31,000	30,820
Citigroup Inc.	8.500%	5/22/19	28,000	35,787
Citigroup Inc.	5.375%	8/9/20	72,645	81,288
Citigroup Inc.	4.500%	1/14/22	30,140	31,491
Citigroup Inc.	6.625%	6/15/32	9,000	9,697
Citigroup Inc.	6.000%	10/31/33	15,000	15,168
Citigroup Inc.	5.850%	12/11/34	3,162	3,401
Citigroup Inc.	6.125%	8/25/36	50,000	50,378
Citigroup Inc.	8.125%	7/15/39	3,380	4,682
Citigroup Inc.	5.875%	1/30/42	7,460	8,366
Comerica Inc.	3.000%	9/16/15	3,065	3,195
5 Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.200%	3/11/15	28,000	28,792
5 Credit Agricole SA	3.500%	4/13/15	28,000	28,800
Credit Suisse	2.200%	1/14/14	32,000	32,162
Credit Suisse	3.500%	3/23/15	22,970	23,935
Credit Suisse	5.300%	8/13/19	9,000	10,221
Credit Suisse	4.375%	8/5/20	25,000	26,880
Credit Suisse USA Inc.	5.125%	1/15/14	23,825	24,149
Credit Suisse USA Inc.	4.875%	1/15/15	5,430	5,733
Deutsche Bank AG	3.450%	3/30/15	44,000	45,800
Goldman Sachs Group Inc.	3.625%	2/7/16	5,975	6,285
Goldman Sachs Group Inc.	6.250%	9/1/17	64,073	73,267
Goldman Sachs Group Inc.	5.950%	1/18/18	24,190	27,392
Goldman Sachs Group Inc.	7.500%	2/15/19	20,790	25,125
Goldman Sachs Group Inc.	6.000%	6/15/20	23,755	26,907
Goldman Sachs Group Inc.	5.250%	7/27/21	70,165	75,843
Goldman Sachs Group Inc.	5.750%	1/24/22	67,095	74,511
Goldman Sachs Group Inc.	3.625%	1/22/23	7,715	7,369
Goldman Sachs Group Inc.	6.125%	2/15/33	20,000	21,923
Goldman Sachs Group Inc.	6.450%	5/1/36	25,000	25,168
Goldman Sachs Group Inc.	6.250%	2/1/41	35,790	40,091
5 HSBC Bank plc	2.000%	1/19/14	11,000	11,035
5 HSBC Bank plc	3.500%	6/28/15	30,000	31,402
5 HSBC Bank plc	4.750%	1/19/21	42,960	46,355
HSBC Bank USA NA	4.625%	4/1/14	13,100	13,362
HSBC Bank USA NA	5.875%	11/1/34	21,000	22,430
HSBC Holdings plc	4.000%	3/30/22	10,870	11,112
HSBC Holdings plc	7.625%	5/17/32	15,800	19,400
HSBC Holdings plc	6.500%	5/2/36	22,000	25,063
HSBC Holdings plc	6.100%	1/14/42	43,680	51,880
HSBC USA Inc.	1.625%	1/16/18	35,910	35,178
5 ING Bank NV	2.000%	10/18/13	34,000	34,018
5 ING Bank NV	3.750%	3/7/17	35,000	36,540
JPMorgan Chase & Co.	5.125%	9/15/14	5,625	5,856
JPMorgan Chase & Co.	2.000%	8/15/17	51,000	51,198
JPMorgan Chase & Co.	6.300%	4/23/19	68,310	79,861
JPMorgan Chase & Co.	4.625%	5/10/21	14,000	14,993
JPMorgan Chase & Co.	4.350%	8/15/21	33,285	34,560
JPMorgan Chase & Co.	4.500%	1/24/22	18,260	19,107
JPMorgan Chase & Co.	3.250%	9/23/22	22,380	21,057
JPMorgan Chase & Co.	3.375%	5/1/23	21,215	19,232
JPMorgan Chase & Co.	5.600%	7/15/41	70,000	75,349
JPMorgan Chase & Co.	5.400%	1/6/42	16,235	17,102
5 Lloyds Bank plc	4.375%	1/12/15	14,665	15,269
Mellon Funding Corp.	5.000%	12/1/14	12,000	12,613
Merrill Lynch & Co. Inc.	5.000%	2/3/14	15,000	15,212
Merrill Lynch & Co. Inc.	6.875%	4/25/18	32,000	37,704
Merrill Lynch & Co. Inc.	6.110%	1/29/37	30,000	31,088
Morgan Stanley	6.000%	5/13/14	20,894	21,533

3

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Morgan Stanley	4.000%	7/24/15	32,000	33,398
Morgan Stanley	3.800%	4/29/16	9,470	9,952
Morgan Stanley	5.450%	1/9/17	15,000	16,476
Morgan Stanley	5.950%	12/28/17	10,000	11,355
Morgan Stanley	6.625%	4/1/18	15,000	17,418
Morgan Stanley	2.125%	4/25/18	104,400	101,730
Morgan Stanley	7.300%	5/13/19	53,955	64,422
Morgan Stanley	5.500%	7/24/20	15,000	16,562
Morgan Stanley	5.750%	1/25/21	13,900	15,473
Morgan Stanley	7.250%	4/1/32	51,100	62,052
National City Bank	5.800%	6/7/17	50,000	56,827
5 Nordea Bank AB	2.125%	1/14/14	33,000	33,158
5 Nordea Bank AB	3.700%	11/13/14	12,155	12,565
Northern Trust Corp.	3.450%	11/4/20	10,285	10,617
PNC Bank NA	5.250%	1/15/17	16,000	17,787
3 PNC Financial Services Group Inc.	4.483%	5/29/49	12,000	11,940
PNC Funding Corp.	4.250%	9/21/15	5,765	6,137
5 Standard Chartered plc	3.850%	4/27/15	8,525	8,873
State Street Corp.	5.375%	4/30/17	55,500	62,638
5 Svenska Handelsbanken AB	4.875%	6/10/14	29,000	29,855
Svenska Handelsbanken AB	2.875%	4/4/17	57,000	59,358
UBS AG	3.875%	1/15/15	15,107	15,721
UBS AG	4.875%	8/4/20	45,000	50,284
US Bancorp	2.875%	11/20/14	17,000	17,484
US Bancorp	1.650%	5/15/17	25,000	25,092
US Bank NA	4.950%	10/30/14	12,400	12,998
Wachovia Bank NA	4.800%	11/1/14	19,640	20,520
Wachovia Corp.	4.875%	2/15/14	19,250	19,558
Wachovia Corp.	5.250%	8/1/14	14,495	15,040
Wachovia Corp.	5.750%	2/1/18	9,500	10,976
Wachovia Corp.	6.605%	10/1/25	15,000	17,731
Wells Fargo & Co.	3.750%	10/1/14	20,000	20,632
Wells Fargo & Co.	3.625%	4/15/15	11,400	11,902
Wells Fargo & Co.	3.676%	6/15/16	17,000	18,121
Wells Fargo & Co.	2.625%	12/15/16	20,000	20,829
Wells Fargo & Co.	5.625%	12/11/17	47,000	54,006
Wells Fargo & Co.	4.600%	4/1/21	40,000	43,230
Wells Fargo & Co.	3.500%	3/8/22	61,300	61,380
Wells Fargo & Co.	3.450%	2/13/23	17,035	15,951
Wells Fargo Bank NA	5.950%	8/26/36	25,000	28,058
Brokerage (0.0%)
Ameriprise Financial Inc.	5.300%	3/15/20	6,625	7,549

Finance Companies (1.1%)
General Electric Capital Corp.	5.300%	2/11/21	6,305	6,860
General Electric Capital Corp.	4.650%	10/17/21	65,000	69,577
General Electric Capital Corp.	3.150%	9/7/22	58,351	55,112
General Electric Capital Corp.	3.100%	1/9/23	7,785	7,292
General Electric Capital Corp.	6.750%	3/15/32	75,000	89,852
General Electric Capital Corp.	6.150%	8/7/37	11,850	13,460
General Electric Capital Corp.	5.875%	1/14/38	96,305	105,585
General Electric Capital Corp.	6.875%	1/10/39	33,000	40,438
Insurance (2.3%)
ACE INA Holdings Inc.	2.600%	11/23/15	24,000	24,909
ACE INA Holdings Inc.	5.700%	2/15/17	15,000	16,900
ACE INA Holdings Inc.	5.900%	6/15/19	15,000	17,776
Aetna Inc.	1.750%	5/15/17	2,966	2,968
Aetna Inc.	6.500%	9/15/18	5,395	6,409
Allstate Corp.	6.200%	5/16/14	7,000	7,252
American International Group Inc.	4.125%	2/15/24	15,475	15,467
Berkshire Hathaway Finance Corp.	5.400%	5/15/18	32,000	36,920
Cigna Corp.	2.750%	11/15/16	13,365	13,881
Hartford Financial Services Group Inc.	5.500%	10/15/16	16,665	18,452

4

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
5 Liberty Mutual Insurance Co.	8.500%	5/15/25	21,665	26,533
Loews Corp.	2.625%	5/15/23	19,375	17,655
5 MassMutual Global Funding II	2.875%	4/21/14	3,878	3,930
5 MassMutual Global Funding II	2.100%	8/2/18	45,015	45,005
MetLife Inc.	4.125%	8/13/42	5,300	4,711
5 Metropolitan Life Global Funding I	2.000%	1/9/15	17,000	17,270
5 Metropolitan Life Global Funding I	1.500%	1/10/18	35,550	34,891
5 Metropolitan Life Global Funding I	1.875%	6/22/18	16,315	16,133
5 Metropolitan Life Insurance Co.	7.800%	11/1/25	25,000	32,128
5 New York Life Global Funding	1.650%	5/15/17	53,000	53,083
5 New York Life Insurance Co.	5.875%	5/15/33	44,785	49,508
Prudential Financial Inc.	5.100%	9/20/14	12,000	12,506
Prudential Financial Inc.	4.750%	6/13/15	21,000	22,309
Prudential Financial Inc.	3.000%	5/12/16	3,550	3,712
Prudential Financial Inc.	4.500%	11/15/20	24,055	25,996
5 QBE Insurance Group Ltd.	2.400%	5/1/18	8,185	7,985
Travelers Cos. Inc.	5.800%	5/15/18	8,690	10,120
Travelers Cos. Inc.	5.900%	6/2/19	9,400	11,190
UnitedHealth Group Inc.	6.000%	2/15/18	22,000	25,687
UnitedHealth Group Inc.	3.875%	10/15/20	6,786	7,124
UnitedHealth Group Inc.	2.875%	3/15/22	2,346	2,231
UnitedHealth Group Inc.	2.875%	3/15/23	12,000	11,297
UnitedHealth Group Inc.	6.625%	11/15/37	20,000	24,482
UnitedHealth Group Inc.	4.625%	11/15/41	36,010	34,437
UnitedHealth Group Inc.	4.250%	3/15/43	31,000	27,952
WellPoint Inc.	2.300%	7/15/18	12,045	12,031
WellPoint Inc.	4.350%	8/15/20	25,635	27,240
WellPoint Inc.	3.125%	5/15/22	30,450	28,775
WellPoint Inc.	3.300%	1/15/23	20,000	18,875
Real Estate Investment Trusts (0.6%)
AvalonBay Communities Inc.	3.625%	10/1/20	17,315	17,760
Duke Realty LP	6.500%	1/15/18	5,170	5,956
HCP Inc.	6.000%	1/30/17	20,000	22,530
Liberty Property LP	6.625%	10/1/17	10,096	11,630
Realty Income Corp.	5.950%	9/15/16	9,940	11,099
Realty Income Corp.	5.750%	1/15/21	8,675	9,590
Simon Property Group LP	5.100%	6/15/15	16,000	17,176
Simon Property Group LP	5.250%	12/1/16	5,000	5,574
Simon Property Group LP	5.875%	3/1/17	15,000	16,942
Simon Property Group LP	6.125%	5/30/18	6,625	7,788
Simon Property Group LP	4.375%	3/1/21	22,000	23,421
Simon Property Group LP	4.125%	12/1/21	12,946	13,495
5 WEA Finance LLC	7.125%	4/15/18	21,425	25,703
				5,452,749
Industrial (22.6%)
Basic Industry (0.6%)
BHP Billiton Finance USA Ltd.	3.850%	9/30/23	38,590	38,871
EI du Pont de Nemours & Co.	2.750%	4/1/16	23,000	24,095
Monsanto Finance Canada Co.	5.500%	7/30/35	15,000	16,619
Rio Tinto Finance USA plc	2.000%	3/22/17	18,285	18,417
Rio Tinto Finance USA plc	1.625%	8/21/17	38,000	37,463
Rio Tinto Finance USA plc	2.250%	12/14/18	33,400	32,983
Rio Tinto Finance USA plc	3.500%	3/22/22	44,000	42,550
Capital Goods (1.6%)
3M Co.	6.375%	2/15/28	20,825	26,028
Boeing Co.	3.750%	11/20/16	23,500	25,504
Caterpillar Financial Services Corp.	1.375%	5/20/14	19,745	19,880
Caterpillar Financial Services Corp.	2.750%	6/24/15	7,500	7,767
Caterpillar Financial Services Corp.	2.625%	3/1/23	48,000	44,503
Caterpillar Inc.	3.900%	5/27/21	32,880	34,426
Caterpillar Inc.	2.600%	6/26/22	9,575	8,958
Caterpillar Inc.	3.803%	8/15/42	20,469	17,403
Deere & Co.	4.375%	10/16/19	13,090	14,679

5

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Dover Corp.	4.875%	10/15/15	10,000	10,844
Eaton Corp.	5.300%	3/15/17	20,000	22,207
Eaton Corp.	6.500%	6/1/25	10,000	11,927
General Dynamics Corp.	3.875%	7/15/21	9,950	10,352
General Electric Co.	2.700%	10/9/22	14,000	13,243
General Electric Co.	4.125%	10/9/42	7,940	7,264
Honeywell International Inc.	4.250%	3/1/21	29,484	32,158
John Deere Capital Corp.	2.000%	1/13/17	53,000	54,247
John Deere Capital Corp.	3.150%	10/15/21	21,251	21,159
Lockheed Martin Corp.	2.125%	9/15/16	6,700	6,905
Raytheon Co.	3.125%	10/15/20	10,000	10,116
5 Siemens Financieringsmaatschappij NV	5.750%	10/17/16	45,820	52,174
United Technologies Corp.	1.800%	6/1/17	13,070	13,291
United Technologies Corp.	4.500%	4/15/20	24,170	26,787
United Technologies Corp.	3.100%	6/1/22	10,095	9,905
United Technologies Corp.	4.500%	6/1/42	38,885	37,947
Communication (5.2%)
America Movil SAB de CV	3.125%	7/16/22	66,820	61,324
America Movil SAB de CV	6.125%	3/30/40	10,000	10,524
America Movil SAB de CV	4.375%	7/16/42	17,680	14,170
5 American Tower Trust I	1.551%	3/15/18	13,530	13,232
5 American Tower Trust I	3.070%	3/15/23	3,600	3,435
AT&T Inc.	2.500%	8/15/15	21,000	21,621
AT&T Inc.	2.950%	5/15/16	40,093	41,929
AT&T Inc.	1.600%	2/15/17	20,000	20,023
AT&T Inc.	1.400%	12/1/17	20,000	19,543
AT&T Inc.	3.875%	8/15/21	40,000	40,495
AT&T Inc.	3.000%	2/15/22	10,000	9,375
AT&T Inc.	6.500%	9/1/37	50,000	55,164
AT&T Inc.	6.300%	1/15/38	2,863	3,078
AT&T Inc.	6.400%	5/15/38	5,000	5,465
AT&T Inc.	6.550%	2/15/39	19,580	21,760
AT&T Inc.	5.350%	9/1/40	33,257	32,138
AT&T Inc.	5.550%	8/15/41	12,137	11,996
BellSouth Corp.	6.000%	11/15/34	34,000	35,144
CBS Corp.	5.750%	4/15/20	3,995	4,483
CBS Corp.	4.300%	2/15/21	36,710	37,779
CBS Corp.	3.375%	3/1/22	6,930	6,627
Cellco Partnership / Verizon Wireless Capital LLC	8.500%	11/15/18	12,500	16,001
Comcast Corp.	4.250%	1/15/33	15,060	14,237
Comcast Corp.	6.450%	3/15/37	20,000	23,906
Comcast Corp.	6.950%	8/15/37	45,000	56,464
Comcast Corp.	4.500%	1/15/43	20,000	18,753
5 COX Communications Inc.	5.875%	12/1/16	40,000	44,700
5 COX Communications Inc.	4.700%	12/15/42	5,250	4,239
5 Deutsche Telekom International Finance BV	2.250%	3/6/17	14,240	14,440
Deutsche Telekom International Finance BV	8.750%	6/15/30	30,000	41,650
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.125%	2/15/16	11,000	11,383
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	1.750%	1/15/18	16,655	16,055
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.200%	3/15/20	20,000	21,152
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	4.600%	2/15/21	4,900	4,914
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.000%	3/1/21	10,000	10,222
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.800%	3/15/22	11,000	10,300
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	6.000%	8/15/40	8,000	7,569
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	6.375%	3/1/41	24,895	24,582
Discovery Communications LLC	5.625%	8/15/19	7,635	8,734
Discovery Communications LLC	5.050%	6/1/20	13,365	14,777
Discovery Communications LLC	3.250%	4/1/23	4,465	4,195
Discovery Communications LLC	4.950%	5/15/42	3,205	2,955
Discovery Communications LLC	4.875%	4/1/43	6,780	6,246
Grupo Televisa SAB	6.625%	1/15/40	13,805	14,957
Michigan Bell Telephone Co.	7.850%	1/15/22	25,000	30,500
5 NBCUniversal Enterprise Inc.	1.662%	4/15/18	47,135	46,519

6

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	NBCUniversal Enterprise Inc.	1.974%	4/15/19	84,070	81,777
	NBCUniversal Media LLC	4.375%	4/1/21	26,000	28,000
	News America Inc.	4.500%	2/15/21	4,650	4,961
5	News America Inc.	4.000%	10/1/23	5,445	5,462
	News America Inc.	6.200%	12/15/34	11,000	11,923
	News America Inc.	6.150%	3/1/37	12,668	13,774
	News America Inc.	6.650%	11/15/37	5,320	6,075
	News America Inc.	6.150%	2/15/41	7,985	8,759
	Orange SA	8.750%	3/1/31	40,000	53,126
5	SBA Tower Trust	4.254%	4/15/15	16,640	16,965
5	SBA Tower Trust	2.933%	12/15/17	28,850	29,207
	Time Warner Cable Inc.	5.850%	5/1/17	70,000	76,259
	Time Warner Cable Inc.	5.875%	11/15/40	6,720	5,704
	Time Warner Cable Inc.	5.500%	9/1/41	5,600	4,621
	Time Warner Cable Inc.	4.500%	9/15/42	8,960	6,550
	Verizon Communications Inc.	3.000%	4/1/16	5,630	5,856
	Verizon Communications Inc.	5.500%	4/1/17	35,000	39,361
	Verizon Communications Inc.	6.100%	4/15/18	11,000	12,720
	Verizon Communications Inc.	3.500%	11/1/21	78,905	77,692
	Verizon Communications Inc.	6.400%	9/15/33	62,160	69,102
	Verizon Communications Inc.	6.400%	2/15/38	23,000	25,386
	Verizon Communications Inc.	4.750%	11/1/41	28,730	25,692
	Verizon Communications Inc.	6.550%	9/15/43	89,955	101,257
	Verizon New Jersey Inc.	8.000%	6/1/22	14,585	18,079
	Verizon Virginia LLC	7.875%	1/15/22	16,000	19,559
	Vodafone Group plc	1.250%	9/26/17	37,000	36,117
	Vodafone Group plc	5.450%	6/10/19	26,000	29,605
	Vodafone Group plc	2.500%	9/26/22	23,185	20,775
	Consumer Cyclical (3.9%)
	Amazon.com Inc.	2.500%	11/29/22	31,600	28,788
5	American Honda Finance Corp.	6.700%	10/1/13	25,000	25,004
5	American Honda Finance Corp.	2.500%	9/21/15	25,000	25,783
5	American Honda Finance Corp.	1.500%	9/11/17	15,750	15,539
5	American Honda Finance Corp.	1.600%	2/16/18	14,340	14,169
	AutoZone Inc.	4.000%	11/15/20	25,000	25,588
	AutoZone Inc.	3.700%	4/15/22	12,752	12,512
	AutoZone Inc.	3.125%	7/15/23	22,000	20,347
	CVS Caremark Corp.	5.750%	6/1/17	12,176	13,931
	CVS Caremark Corp.	2.750%	12/1/22	20,000	18,488
3,5	CVS Pass-Through Trust	5.926%	1/10/34	15,861	17,118
	Daimler Finance North America LLC	6.500%	11/15/13	11,845	11,924
5	Daimler Finance North America LLC	3.000%	3/28/16	6,500	6,757
5	Daimler Finance North America LLC	2.625%	9/15/16	44,000	45,439
5	Daimler Finance North America LLC	2.250%	7/31/19	55,275	54,099
	eBay Inc.	1.350%	7/15/17	10,960	10,898
	eBay Inc.	2.600%	7/15/22	17,530	16,330
5	Harley-Davidson Financial Services Inc.	2.700%	3/15/17	12,122	12,369
	Home Depot Inc.	3.950%	9/15/20	5,500	5,936
	Home Depot Inc.	4.400%	4/1/21	12,300	13,447
	Home Depot Inc.	2.700%	4/1/23	24,715	23,183
5	Hyundai Capital America	1.625%	10/2/15	13,520	13,537
	Johnson Controls Inc.	5.000%	3/30/20	29,000	31,803
	Johnson Controls Inc.	3.750%	12/1/21	25,000	25,154
	Lowe's Cos. Inc.	5.000%	10/15/15	20,000	21,742
	Lowe's Cos. Inc.	2.125%	4/15/16	16,665	17,155
	Lowe's Cos. Inc.	6.650%	9/15/37	5,000	6,086
	Lowe's Cos. Inc.	5.800%	4/15/40	10,280	11,347
	McDonald's Corp.	1.875%	5/29/19	6,180	6,127
	McDonald's Corp.	3.500%	7/15/20	21,760	22,761
	McDonald's Corp.	2.625%	1/15/22	10,175	9,823
5	Nissan Motor Acceptance Corp.	1.950%	9/12/17	42,355	42,203
5	Nissan Motor Acceptance Corp.	1.800%	3/15/18	38,400	37,664
5	Nissan Motor Acceptance Corp.	2.650%	9/26/18	17,180	17,216

7

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
PACCAR Financial Corp.	1.600%	3/15/17	34,687	34,635
Target Corp.	5.375%	5/1/17	5,000	5,702
Target Corp.	6.000%	1/15/18	16,500	19,364
Target Corp.	2.900%	1/15/22	24,000	23,493
Target Corp.	7.000%	1/15/38	17,500	22,556
Time Warner Inc.	5.875%	11/15/16	39,000	44,216
Time Warner Inc.	4.750%	3/29/21	13,000	13,919
Time Warner Inc.	6.250%	3/29/41	8,000	8,782
Toyota Motor Credit Corp.	2.800%	1/11/16	29,762	31,081
Toyota Motor Credit Corp.	2.050%	1/12/17	26,000	26,644
Toyota Motor Credit Corp.	1.750%	5/22/17	22,000	22,268
Toyota Motor Credit Corp.	1.250%	10/5/17	34,150	33,708
Viacom Inc.	6.250%	4/30/16	20,000	22,429
Viacom Inc.	5.625%	9/15/19	10,000	11,359
Viacom Inc.	3.875%	12/15/21	9,815	9,728
Viacom Inc.	4.875%	6/15/43	18,630	16,481
5 Volkswagen International Finance NV	1.625%	3/22/15	50,000	50,441
Wal-Mart Stores Inc.	3.625%	7/8/20	75,000	79,538
Wal-Mart Stores Inc.	3.250%	10/25/20	6,290	6,486
Wal-Mart Stores Inc.	4.250%	4/15/21	15,000	16,275
Wal-Mart Stores Inc.	2.550%	4/11/23	70,275	64,737
Wal-Mart Stores Inc.	5.625%	4/15/41	52,780	59,280
Walt Disney Co.	5.625%	9/15/16	20,000	22,696
Consumer Noncyclical (7.2%)
AbbVie Inc.	1.750%	11/6/17	28,485	28,279
AbbVie Inc.	2.000%	11/6/18	34,395	33,812
Altria Group Inc.	4.750%	5/5/21	40,806	43,362
Altria Group Inc.	2.850%	8/9/22	13,000	11,857
Altria Group Inc.	4.500%	5/2/43	46,000	40,144
Amgen Inc.	2.300%	6/15/16	11,460	11,835
Amgen Inc.	5.150%	11/15/41	31,000	30,089
Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	6,635	8,373
Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	8,300	10,308
Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	75,000	86,325
Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	7,000	7,592
Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	49,836	46,231
Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	6,610	5,706
AstraZeneca plc	5.900%	9/15/17	50,000	58,083
AstraZeneca plc	1.950%	9/18/19	40,325	39,534
5 BAT International Finance plc	3.250%	6/7/22	50,880	49,889
Baxter International Inc.	2.400%	8/15/22	34,155	31,505
Becton Dickinson & Co.	1.750%	11/8/16	19,145	19,577
Bestfoods	6.625%	4/15/28	25,000	31,665
Cardinal Health Inc.	5.850%	12/15/17	4,000	4,530
Cardinal Health Inc.	1.700%	3/15/18	2,401	2,347
Cardinal Health Inc.	3.200%	3/15/23	11,650	10,868
5 Cargill Inc.	6.000%	11/27/17	7,000	8,135
5 Cargill Inc.	6.125%	9/15/36	22,000	25,117
5 Cargill Inc.	6.625%	9/15/37	42,830	51,647
Catholic Health Initiatives Colorado GO	1.600%	11/1/17	1,935	1,898
3 Catholic Health Initiatives Colorado GO	4.350%	11/1/42	36,775	33,587
Coca-Cola Co.	5.350%	11/15/17	50,000	57,624
Coca-Cola Enterprises Inc.	2.125%	9/15/15	5,000	5,104
Coca-Cola Enterprises Inc.	2.000%	8/19/16	13,955	14,235
Coca-Cola Enterprises Inc.	3.500%	9/15/20	4,600	4,645
Coca-Cola Enterprises Inc.	4.500%	9/1/21	14,785	15,660
Colgate-Palmolive Co.	2.950%	11/1/20	25,000	25,788
ConAgra Foods Inc.	1.900%	1/25/18	8,125	8,024
ConAgra Foods Inc.	3.200%	1/25/23	6,990	6,527
Diageo Capital plc	5.500%	9/30/16	11,066	12,482
Diageo Capital plc	2.625%	4/29/23	42,580	39,237
Diageo Investment Corp.	2.875%	5/11/22	17,245	16,622
Dr Pepper Snapple Group Inc.	2.900%	1/15/16	7,406	7,703

8

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Dr Pepper Snapple Group Inc.	2.000%	1/15/20	6,850	6,482
Dr Pepper Snapple Group Inc.	2.700%	11/15/22	6,900	6,420
Eli Lilly & Co.	5.500%	3/15/27	20,000	23,252
Express Scripts Holding Co.	3.500%	11/15/16	46,000	48,693
Express Scripts Holding Co.	2.650%	2/15/17	12,371	12,785
Express Scripts Holding Co.	4.750%	11/15/21	10,000	10,714
General Mills Inc.	5.650%	2/15/19	6,850	7,963
6 General Mills Inc.	6.390%	2/5/23	50,000	58,932
General Mills Inc.	4.150%	2/15/43	18,400	16,707
GlaxoSmithKline Capital Inc.	5.650%	5/15/18	20,000	23,333
GlaxoSmithKline Capital Inc.	2.800%	3/18/23	29,335	27,644
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	16,055	17,781
GlaxoSmithKline Capital plc	1.500%	5/8/17	20,770	20,868
GlaxoSmithKline Capital plc	2.850%	5/8/22	43,395	41,559
5 Heineken NV	1.400%	10/1/17	7,495	7,379
5 Heineken NV	2.750%	4/1/23	22,335	20,377
5 Heineken NV	4.000%	10/1/42	1,260	1,059
Johnson & Johnson	6.730%	11/15/23	15,000	19,347
Kaiser Foundation Hospitals	3.500%	4/1/22	11,760	11,513
Kaiser Foundation Hospitals	4.875%	4/1/42	11,840	11,594
Kellogg Co.	4.000%	12/15/20	41,000	43,386
Kimberly-Clark Corp.	6.250%	7/15/18	25,000	29,905
Kraft Foods Group Inc.	2.250%	6/5/17	10,085	10,294
Kraft Foods Group Inc.	3.500%	6/6/22	36,735	36,430
Kraft Foods Group Inc.	5.000%	6/4/42	11,075	10,871
Kroger Co.	2.200%	1/15/17	22,780	23,197
Kroger Co.	3.850%	8/1/23	5,055	4,969
McKesson Corp.	3.250%	3/1/16	4,910	5,169
McKesson Corp.	2.700%	12/15/22	7,010	6,539
McKesson Corp.	2.850%	3/15/23	6,840	6,457
Medtronic Inc.	1.375%	4/1/18	16,225	15,939
Memorial Sloan-Kettering Cancer Center New York GO	5.000%	7/1/42	11,505	11,569
Memorial Sloan-Kettering Cancer Center New York GO	4.125%	7/1/52	6,535	5,431
Merck & Co. Inc.	1.300%	5/18/18	20,615	20,128
Merck & Co. Inc.	3.875%	1/15/21	30,000	31,701
Merck & Co. Inc.	2.800%	5/18/23	15,650	14,771
Merck & Co. Inc.	4.150%	5/18/43	28,405	26,292
Merck Sharp & Dohme Corp.	5.000%	6/30/19	18,000	20,626
Molson Coors Brewing Co.	2.000%	5/1/17	1,036	1,049
Molson Coors Brewing Co.	3.500%	5/1/22	14,905	14,848
Molson Coors Brewing Co.	5.000%	5/1/42	13,220	12,900
Mondelez International Inc.	4.125%	2/9/16	15,000	16,032
Mondelez International Inc.	5.375%	2/10/20	15,000	16,970
Mondelez International Inc.	6.875%	1/26/39	7,000	8,512
Mondelez International Inc.	6.500%	2/9/40	12,000	14,121
Partners Healthcare System Massachusetts GO	3.443%	7/1/21	2,000	1,996
PepsiCo Inc.	3.100%	1/15/15	24,287	25,100
PepsiCo Inc.	3.125%	11/1/20	48,610	49,362
PepsiCo Inc.	2.750%	3/5/22	12,360	11,800
PepsiCo Inc.	4.000%	3/5/42	35,200	31,241
5 Pernod Ricard SA	4.450%	1/15/22	31,465	32,427
Pfizer Inc.	6.200%	3/15/19	28,600	34,453
Pfizer Inc.	3.000%	6/15/23	40,000	38,456
Philip Morris International Inc.	4.500%	3/26/20	25,000	27,485
Philip Morris International Inc.	4.125%	5/17/21	15,705	16,613
Philip Morris International Inc.	2.500%	8/22/22	13,250	12,224
Philip Morris International Inc.	2.625%	3/6/23	23,000	21,270
Philip Morris International Inc.	3.875%	8/21/42	22,785	19,468
3 Procter & Gamble - Esop	9.360%	1/1/21	16,782	21,560
Procter & Gamble Co.	6.450%	1/15/26	25,000	31,901
Procter & Gamble Co.	5.550%	3/5/37	25,000	29,043
5 Roche Holdings Inc.	6.000%	3/1/19	33,711	40,202
5 SABMiller Holdings Inc.	2.450%	1/15/17	15,100	15,487
5 SABMiller Holdings Inc.	3.750%	1/15/22	4,310	4,340

9

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
5 SABMiller Holdings Inc.	4.950%	1/15/42	5,700	5,706
5 SABMiller plc	6.500%	7/15/18	30,000	35,773
Sanofi	4.000%	3/29/21	36,275	38,562
St. Jude Medical Inc.	2.500%	1/15/16	18,175	18,702
5 Tesco plc	5.500%	11/15/17	10,000	11,239
Thermo Fisher Scientific Inc.	2.050%	2/21/14	5,216	5,246
Thermo Fisher Scientific Inc.	3.250%	11/20/14	5,160	5,295
Thermo Fisher Scientific Inc.	3.200%	5/1/15	6,020	6,226
Thermo Fisher Scientific Inc.	3.200%	3/1/16	9,330	9,738
Thermo Fisher Scientific Inc.	1.850%	1/15/18	18,975	18,640
Unilever Capital Corp.	4.250%	2/10/21	78,185	84,793
Wyeth LLC	5.950%	4/1/37	15,000	17,525
5 Zoetis Inc.	3.250%	2/1/23	3,160	3,010
5 Zoetis Inc.	4.700%	2/1/43	3,790	3,542
Energy (1.8%)
Apache Corp.	6.900%	9/15/18	5,000	6,140
5 BG Energy Capital plc	2.875%	10/15/16	26,655	27,861
BP Capital Markets plc	3.125%	10/1/15	11,000	11,514
BP Capital Markets plc	3.200%	3/11/16	24,000	25,240
BP Capital Markets plc	2.248%	11/1/16	34,545	35,575
BP Capital Markets plc	4.750%	3/10/19	18,140	20,139
BP Capital Markets plc	4.500%	10/1/20	28,000	30,316
BP Capital Markets plc	4.742%	3/11/21	10,000	10,854
BP Capital Markets plc	3.245%	5/6/22	10,000	9,666
BP Capital Markets plc	2.500%	11/6/22	8,000	7,229
BP Capital Markets plc	3.994%	9/26/23	6,155	6,222
Chevron Corp.	3.191%	6/24/23	42,875	41,957
ConocoPhillips	7.000%	3/30/29	11,500	14,011
ConocoPhillips Canada Funding Co. I	5.625%	10/15/16	15,000	17,040
Encana Corp.	6.500%	8/15/34	15,000	16,273
EOG Resources Inc.	5.625%	6/1/19	8,285	9,651
Halliburton Co.	3.500%	8/1/23	61,000	60,438
5 Motiva Enterprises LLC	5.750%	1/15/20	2,535	2,891
Occidental Petroleum Corp.	4.100%	2/1/21	27,466	28,827
Occidental Petroleum Corp.	2.700%	2/15/23	18,000	16,637
5 Schlumberger Investment SA	2.400%	8/1/22	20,765	19,175
Shell International Finance BV	3.250%	9/22/15	13,240	13,937
Shell International Finance BV	4.375%	3/25/20	24,000	26,432
Shell International Finance BV	2.250%	1/6/23	46,000	41,547
Suncor Energy Inc.	5.950%	12/1/34	13,000	14,201
Texaco Capital Inc.	8.625%	4/1/32	25,000	37,145
Total Capital International SA	1.550%	6/28/17	38,435	38,637
Total Capital International SA	2.700%	1/25/23	30,390	28,375
Other Industrial (0.2%)
5 Hutchison Whampoa International 09/16 Ltd.	4.625%	9/11/15	12,000	12,780
5 Hutchison Whampoa International 09/19 Ltd.	5.750%	9/11/19	12,000	13,501
5 Hutchison Whampoa International 11 Ltd.	3.500%	1/13/17	19,660	20,556
3 Johns Hopkins University Maryland GO	4.083%	7/1/53	24,695	22,325
Technology (1.5%)
Apple Inc.	2.400%	5/3/23	43,355	39,229
Apple Inc.	3.850%	5/4/43	15,275	12,756
Cisco Systems Inc.	4.450%	1/15/20	41,500	45,716
EMC Corp.	1.875%	6/1/18	17,750	17,679
EMC Corp.	2.650%	6/1/20	17,750	17,545
EMC Corp.	3.375%	6/1/23	17,750	17,324
Hewlett-Packard Co.	3.750%	12/1/20	40,065	38,785
Hewlett-Packard Co.	4.300%	6/1/21	45,000	43,508
Intel Corp.	3.300%	10/1/21	10,000	9,943
International Business Machines Corp.	2.000%	1/5/16	35,000	36,003
International Business Machines Corp.	1.250%	2/6/17	8,395	8,440
International Business Machines Corp.	5.700%	9/14/17	41,710	48,252
International Business Machines Corp.	3.375%	8/1/23	61,300	60,256
International Business Machines Corp.	7.000%	10/30/25	25,000	32,373

10

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Microsoft Corp.	3.000%	10/1/20	10,000	10,195
Microsoft Corp.	4.000%	2/8/21	13,500	14,511
Microsoft Corp.	4.500%	10/1/40	18,210	17,354
Oracle Corp.	5.000%	7/8/19	35,000	39,780
Oracle Corp.	6.125%	7/8/39	8,000	9,500
Transportation (0.6%)
Burlington Northern Santa Fe LLC	3.050%	3/15/22	7,235	6,972
5 ERAC USA Finance LLC	6.375%	10/15/17	36,290	42,176
5 ERAC USA Finance LLC	4.500%	8/16/21	10,270	10,681
5 ERAC USA Finance LLC	3.300%	10/15/22	745	705
5 ERAC USA Finance LLC	5.625%	3/15/42	31,000	31,272
FedEx Corp.	2.625%	8/1/22	14,760	13,583
FedEx Corp.	2.700%	4/15/23	15,810	14,499
FedEx Corp.	3.875%	8/1/42	4,505	3,758
5 Kansas City Southern de Mexico SA de CV	2.350%	5/15/20	3,820	3,651
Ryder System Inc.	2.500%	3/1/18	32,000	32,153
United Parcel Service Inc.	2.450%	10/1/22	17,095	15,982
United Parcel Service Inc.	4.875%	11/15/40	14,810	15,360
				7,723,788
Utilities (3.0%)
Electric (2.7%)
Alabama Power Co.	5.550%	2/1/17	11,765	13,169
Ameren Illinois Co.	2.700%	9/1/22	58,000	54,935
Baltimore Gas & Electric Co.	5.900%	10/1/16	15,000	17,035
Baltimore Gas & Electric Co.	2.800%	8/15/22	26,250	24,894
Consolidated Edison Co. of New York Inc.	6.300%	8/15/37	50,000	60,400
Duke Energy Carolinas LLC	5.250%	1/15/18	20,980	24,086
Duke Energy Carolinas LLC	3.900%	6/15/21	11,045	11,691
Duke Energy Corp.	2.150%	11/15/16	35,000	36,005
Duke Energy Corp.	1.625%	8/15/17	34,840	34,710
Duke Energy Progress Inc.	2.800%	5/15/22	20,140	19,314
Duke Energy Progress Inc.	6.300%	4/1/38	1,625	1,963
Florida Power & Light Co.	6.200%	6/1/36	22,452	27,283
Florida Power & Light Co.	5.250%	2/1/41	23,745	26,159
Florida Power & Light Co.	4.125%	2/1/42	20,000	18,766
Georgia Power Co.	5.700%	6/1/17	50,000	57,117
Georgia Power Co.	4.300%	3/15/42	25,835	23,239
MidAmerican Energy Holdings Co.	6.500%	9/15/37	35,000	41,174
Mississippi Power Co.	4.250%	3/15/42	20,000	17,508
National Rural Utilities Cooperative Finance Corp.	3.050%	2/15/22	13,800	13,697
5 Niagara Mohawk Power Corp.	3.553%	10/1/14	16,500	16,963
NSTAR LLC	4.500%	11/15/19	1,880	2,070
Oklahoma Gas & Electric Co.	6.500%	4/15/28	10,000	11,925
Oncor Electric Delivery Co. LLC	5.250%	9/30/40	10,415	10,841
Pacific Gas & Electric Co.	4.250%	5/15/21	8,335	8,771
Pacific Gas & Electric Co.	2.450%	8/15/22	45,000	40,583
Pacific Gas & Electric Co.	3.750%	8/15/42	35,460	28,804
PacifiCorp	2.950%	6/1/23	14,835	14,251
Potomac Electric Power Co.	6.500%	11/15/37	8,000	10,128
PPL Electric Utilities Corp.	2.500%	9/1/22	12,830	12,022
PPL Electric Utilities Corp.	6.250%	5/15/39	2,675	3,278
Progress Energy Inc.	3.150%	4/1/22	20,800	19,882
PSEG Power LLC	5.125%	4/15/20	15,000	16,688
Public Service Electric & Gas Co.	3.500%	8/15/20	10,000	10,491
Puget Sound Energy Inc.	4.434%	11/15/41	19,880	19,170
South Carolina Electric & Gas Co.	4.350%	2/1/42	29,880	28,192
Southern California Edison Co.	5.500%	8/15/18	31,730	36,991
Southern California Edison Co.	3.875%	6/1/21	24,860	26,353
Virginia Electric and Power Co.	5.950%	9/15/17	50,000	58,262
Wisconsin Electric Power Co.	5.700%	12/1/36	13,825	15,820
Natural Gas (0.3%)
5 DCP Midstream LLC	6.450%	11/3/36	9,375	9,810
Nisource Finance Corp.	6.400%	3/15/18	50,000	57,810

11

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	TransCanada PipeLines Ltd.	3.800%	10/1/20	30,875	32,360
	TransCanada PipeLines Ltd.	2.500%	8/1/22	21,165	19,445

					1,034,055

Total Corporate Bonds (Cost $13,633,954)					14,210,592
Sovereign Bonds (U.S. Dollar-Denominated) (1.0%)
5	Abu Dhabi National Energy Co.	5.875%	10/27/16	10,000	11,108
5	CDP Financial Inc.	4.400%	11/25/19	22,000	24,479
5	Electricite de France SA	4.600%	1/27/20	31,972	34,776
3,5	Electricite de France SA	5.250%	1/29/49	19,510	18,388
5	Gazprom Neft OAO Via GPN Capital SA	4.375%	9/19/22	20,000	18,677
	Korea Finance Corp.	2.875%	8/22/18	32,285	32,449
	Oesterreichische Kontrollbank AG	4.500%	3/9/15	17,000	18,013
	Province of New Brunswick	5.200%	2/21/17	30,000	34,197
	Province of Ontario	4.400%	4/14/20	48,000	53,244
5	Ras Laffan Liquefied Natural Gas Co. Ltd. III	5.500%	9/30/14	7,855	8,177
	Statoil ASA	3.125%	8/17/17	33,000	35,093
	Statoil ASA	5.250%	4/15/19	8,895	10,204
5	Temasek Financial I Ltd.	2.375%	1/23/23	39,070	35,769

Total Sovereign Bonds (Cost $318,841)					334,574

Taxable Municipal Bonds (2.9%)
	Bay Area Toll Authority California Toll Bridge Revenue
	(San Francisco Bay Area)	6.263%	4/1/49	33,860	40,791
	California GO	5.700%	11/1/21	15,655	18,133
	California GO	7.550%	4/1/39	39,955	51,842
	California GO	7.300%	10/1/39	3,465	4,368
	California GO	7.600%	11/1/40	17,685	23,126
	Chicago IL Metropolitan Water Reclamation District GO	5.720%	12/1/38	4,445	4,833
	Chicago IL O'Hare International Airport Revenue	6.845%	1/1/38	12,090	12,893
	Chicago IL O'Hare International Airport Revenue	6.395%	1/1/40	13,390	15,165
	Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	22,485	26,131
	District of Columbia Income Tax Revenue	5.591%	12/1/34	6,480	7,291
	Duke University North Carolina Revenue	5.850%	4/1/37	62,165	72,466
	Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	24,006	24,861
	Houston TX GO	6.290%	3/1/32	23,000	26,038
	Illinois GO	5.100%	6/1/33	2,535	2,241
	Illinois Toll Highway Authority Revenue	6.184%	1/1/34	16,525	18,906
	Los Angeles CA Department of Water & Power
	Revenue	6.008%	7/1/39	13,130	15,032
	Los Angeles CA Department of Water & Power
	Revenue	6.574%	7/1/45	28,590	35,128
	Los Angeles CA Unified School District GO	5.750%	7/1/34	30,000	33,130
	Louisville & Jefferson County KY Metropolitan Sewer
	District Revenue	6.250%	5/15/43	11,000	13,100
	Maryland Transportation Authority Facilities Projects
	Revenue	5.888%	7/1/43	12,005	13,325
	Massachusetts School Building Authority Dedicated
	Sales Tax Revenue	5.715%	8/15/39	15,000	16,990
7	New Jersey Economic Development Authority Revenue
	(State Pension Funding)	7.425%	2/15/29	46,080	56,554
	New Jersey Turnpike Authority Revenue	7.414%	1/1/40	28,975	37,667
	New Jersey Turnpike Authority Revenue	7.102%	1/1/41	2,000	2,514
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.790%	6/15/41	1,805	1,862
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.882%	6/15/44	11,965	13,591
	New York Metropolitan Transportation Authority
	Revenue	6.814%	11/15/40	5,600	6,727
	New York Metropolitan Transportation Authority
	Revenue (Dedicated Tax Fund)	7.336%	11/15/39	2,430	3,192
	New York Metropolitan Transportation Authority
	Revenue (Dedicated Tax Fund)	6.089%	11/15/40	8,070	9,266

12

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	New York State Thruway Authority Revenue	5.883%	4/1/30	29,670	33,742
	North Texas Tollway Authority System Revenue	6.718%	1/1/49	31,790	38,418
	Oregon Department of Transportation Highway User
	Tax Revenue	5.834%	11/15/34	14,510	16,848
8	Oregon School Boards Association GO	4.759%	6/30/28	15,000	15,657
	Port Authority of New York & New Jersey Revenue	5.859%	12/1/24	9,605	11,238
	Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	5,665	6,560
	Port Authority of New York & New Jersey Revenue	4.458%	10/1/62	58,000	48,878
	President & Fellows of Harvard College Massachusetts
	GO	6.300%	10/1/37	68,000	77,265
	Princeton University New Jersey GO	5.700%	3/1/39	13,020	15,211
	San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	6,175	7,244
	Texas Transportation Commission Revenue	5.178%	4/1/30	12,275	13,496
	University of California	4.601%	5/15/31	19,390	19,527
	University of California Regents Medical Center
	Revenue	6.548%	5/15/48	11,330	13,370
	University of California Regents Medical Center
	Revenue	6.583%	5/15/49	13,855	16,235
	University of California Revenue	5.770%	5/15/43	23,675	25,968
	Utah GO	3.289%	7/1/20	21,900	22,636
9	Wisconsin GO	5.700%	5/1/26	9,000	10,432

Total Taxable Municipal Bonds (Cost $923,305)					999,888

				Shares
Common Stocks (38.3%)
Consumer Discretionary (2.1%)
	McDonald's Corp.			1,829,320	175,999
	WPP plc			7,930,099	162,965
	Mattel Inc.			3,670,670	153,654
	Thomson Reuters Corp.			3,312,810	115,982
	Time Warner Cable Inc.			827,430	92,341
					700,941
Consumer Staples (4.9%)
	Philip Morris International Inc.			3,577,600	309,784
	Kraft Foods Group Inc.			5,428,366	284,663
	Sysco Corp.			6,908,740	219,905
	Unilever NV			5,570,130	210,105
	Procter & Gamble Co.			1,744,560	131,871
	Imperial Tobacco Group plc			3,255,317	120,342
	Altria Group Inc.			3,345,110	114,905
	PepsiCo Inc.			1,296,160	103,045
	General Mills Inc.			1,869,610	89,592
	Kimberly-Clark Corp.			612,120	57,674
	British American Tobacco plc			873,368	45,965
					1,687,851
Energy (4.6%)
	Chevron Corp.			4,653,160	565,359
	Royal Dutch Shell plc Class B			12,202,090	421,009
	Exxon Mobil Corp.			3,264,670	280,892
	ConocoPhillips			2,852,810	198,299
	BP plc ADR			2,641,670	111,029
					1,576,588
Financials (5.4%)
	Marsh & McLennan Cos. Inc.			11,919,830	519,109
	Wells Fargo & Co.			10,378,562	428,842
	JPMorgan Chase & Co.			7,814,150	403,913
	BlackRock Inc.			962,980	260,602
	M&T Bank Corp.			1,979,100	221,501
					1,833,967

13

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2013

				Market
				Value
			Shares	($000)
Health Care (6.0%)
Johnson & Johnson			6,383,530	553,388
Merck & Co. Inc.			10,425,990	496,381
Roche Holding AG			1,123,947	303,324
Pfizer Inc.			9,780,997	280,813
Bristol-Myers Squibb Co.			3,155,100	146,018
AstraZeneca plc ADR			2,492,160	129,418
Baxter International Inc.			1,849,540	121,496
				2,030,838
Industrials (5.1%)
Eaton Corp. plc			5,550,030	382,064
General Electric Co.			15,247,920	364,273
Schneider Electric SA			2,543,851	215,255
United Parcel Service Inc. Class B			1,851,450	169,167
Stanley Black & Decker Inc.			1,532,380	138,787
Waste Management Inc.			3,312,180	136,594
3M Co.			1,140,890	136,234
Lockheed Martin Corp.			945,150	120,554
Illinois Tool Works Inc.			830,710	63,358
				1,726,286
Information Technology (4.7%)
Microsoft Corp.			14,296,090	476,203
Analog Devices Inc.			6,832,480	321,468
Intel Corp.			11,432,910	262,042
Cisco Systems Inc.			10,000,420	234,210
Linear Technology Corp.			3,063,980	121,518
Maxim Integrated Products Inc.			3,857,620	114,957
Texas Instruments Inc.			1,981,650	79,801
				1,610,199
Materials (1.8%)
Dow Chemical Co.			4,627,180	177,684
EI du Pont de Nemours & Co.			2,670,750	156,399
International Paper Co.			3,364,430	150,726
Nucor Corp.			2,784,150	136,479
				621,288
Telecommunication Services (1.6%)
Verizon Communications Inc.			6,412,050	299,186
AT&T Inc.			4,965,785	167,943
Vodafone Group plc ADR			2,507,090	88,200
				555,329
Utilities (2.1%)
National Grid plc			20,866,534	246,489
Xcel Energy Inc.			6,195,260	171,051
NextEra Energy Inc.			1,881,490	150,820
Northeast Utilities			2,103,260	86,760
Dominion Resources Inc.			563,890	35,232
PG&E Corp.			786,200	32,171

				722,523

Total Common Stocks (Cost $9,493,274)				13,065,810

			Face
		Maturity	Amount
	Coupon	Date	($000)

Temporary Cash Investments (0.9%)
Repurchase Agreements (0.9%)
Bank of America Securities, LLC (Dated 9/30/13,
Repurchase Value $24,500,000, collateralized by
Federal Home Loan Mortgage Corp. 0.000%, 5/4/37,
and Federal Home Loan Bank 0.125%, 9/23/14, with
a value of $24,990,000)	0.080%	10/1/13	24,500	24,500

14

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Bank of Montreal(Dated 9/30/13, Repurchase Value$16,000,000, collateralized by Federal National Mortgage Assn. 3.000%, 7/1/43-9/1/43, and U.S. Treasury Note/Bond 0.875%, 1/31/18, with a value of$16,360,000)	0.080%	10/1/13	16,000	16,000
Barclays Capital Inc. (Dated 9/30/13, Repurchase
Value $76,900,000, collateralized by U.S. Treasury
Note/Bond 2.250%, 5/31/14, with a value of
$78,438,000)	0.060%	10/1/13	76,900	76,900
Deutsche Bank Securities, Inc. (Dated 9/30/13,
Repurchase Value $5,600,000, collateralized by
Government National Mortgage Assn. 3.500%,
4/20/43, with a value of $5,712,000)	0.100%	10/1/13	5,600	5,600
HSBC Bank USA (Dated 9/30/13, Repurchase Value
$99,000,000, collateralized by Federal National
Mortgage Assn. 2.500%-4.500%, 1/1/28-9/1/43, with
a value of $100,981,000)	0.080%	10/1/13	99,000	99,000
RBC Capital Markets LLC (Dated 9/30/13, Repurchase
Value $63,500,000, collateralized by Federal Home
Loan Mortgage Corp. 3.500%, 8/1/42, and Federal
National Mortgage Assn. 5.000%, 7/1/40, with a value
of $64,770,000)	0.080%	10/1/13	63,500	63,500
RBS Securities, Inc. (Dated 9/30/13, Repurchase Value
$37,300,000, collateralized by U.S. Treasury
Note/Bond 3.500%, 5/15/20, with a value of
$38,051,000)	0.040%	10/1/13	37,300	37,300

				322,800

Total Temporary Cash Investments (Cost $322,800)				322,800
Total Investments (99.2%) (Cost $29,597,808)				33,860,232
Other Assets and Liabilities—Net (0.8%)[10]				276,127

Net Assets (100%)				34,136,359

* Securities with a value of $3,559,000 have been segregated as collateral for open swap contracts.
1 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of September 30, 2013.
5 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, the aggregate value of these securities was $2,175,025,000, representing 6.4% of net assets.
6 Adjustable-rate security.
7 Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
8 Scheduled principal and interest payments are guaranteed by AMBAC (Ambac Assurance Corporation).
9 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
10 Cash of $16,724,000 has been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GO—General Obligation Bond.

15

© 2013 The Vanguard Group. Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA270_112013

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WELLESLEY INCOME FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 15, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WELLESLEY INCOME FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: November 15, 2013
VANGUARD WELLESLEY INCOME FUND
BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: November 15, 2013

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number 2-11444, Incorporated by Reference.